Exhibit 4.01

SUPPLEMENTAL TRUST INDENTURE

FROM

NORTHERN STATES POWER COMPANY

(A MINNESOTA CORPORATION)

TO

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

DATED MAY 1, 2022

SUPPLEMENTAL TO TRUST INDENTURE

DATED FEBRUARY 1, 1937

AND

SUPPLEMENTAL AND RESTATED

TRUST INDENTURE

DATED MAY 1, 1988

-i-

Supplemental Trust Indenture, made effective as of the 1st day of May, 2022, by and between NORTHERN STATES POWER COMPANY (formerly Northern Power Corporation), a corporation duly organized and existing under and by virtue of the laws of the State of Minnesota, having its principal office in the City of Minneapolis, Minnesota (the “Company”), party of the first part, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association organized and existing under and by virtue of the laws of the United States, having a corporate trust office in the City of Chicago, Illinois (as successor trustee to Harris Trust and Savings Bank and BNY Midwest Trust Company), as trustee (the “Trustee”), party of the second part;

WITNESSETH:

WHEREAS, a predecessor in interest to the Company, Xcel Energy Inc. (formerly Northern States Power Company), a corporation duly organized and existing under and by virtue of the laws of the State of Minnesota (the “Predecessor Company”) has heretofore executed and delivered to the Trustee its Trust Indenture (the “1937 Indenture”), made as of February 1, 1937, whereby the Predecessor Company granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed to the Trustee and to its respective successors in trust, all property, real, personal and mixed then-owned or thereafter acquired or to be acquired by the Predecessor Company (except as therein excepted from the lien thereof) and subject to the rights reserved by the Predecessor Company in and by the provisions of the 1937 Indenture, to be held by said Trustee in trust in accordance with the provisions of the 1937 Indenture for the equal pro rata benefit and security of all and each of the bonds issued and to be issued thereunder in accordance with the provisions thereof; and

WHEREAS, the Predecessor Company heretofore has executed and delivered to the Trustee a Supplemental Trust Indenture, made as of June 1, 1942, whereby the Predecessor Company conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the date of the 1937 Indenture; and

WHEREAS, the Predecessor Company heretofore has executed and delivered to the Trustee the following additional Supplemental Trust Indentures which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the preparation of the next preceding Supplemental Trust Indenture and adding to the covenants, conditions and agreements of the 1937 Indenture certain additional covenants, conditions and agreements to be observed by the Predecessor Company, created the following series of First Mortgage Bonds:

Date of Supplemental Trust Indenture	Designation of Series
February 1, 1944	Series due February 1, 1974 (retired)
October 1, 1945	Series due October 1, 1975 (retired)
July 1, 1948	Series due July 1, 1978 (retired)
August 1, 1949	Series due August 1, 1979 (retired)
June 1, 1952	Series due June 1, 1982 (retired)

Date of Supplemental Trust Indenture	Designation of Series
October 1, 1954	Series due October 1, 1984 (retired)
September 1, 1956	Series due 1986 (retired)
August 1, 1957	Series due August 1, 1987 (redeemed)
July 1, 1958	Series due July 1, 1988 (retired)
December 1, 1960	Series due December 1, 1990 (retired)
August 1, 1961	Series due August 1, 1991 (retired)
June 1, 1962	Series due June 1, 1992 (retired)
September 1, 1963	Series due September 1, 1993 (retired)
August 1, 1966	Series due August 1, 1996 (redeemed)
June 1, 1967	Series due June 1, 1995 (redeemed)
October 1, 1967	Series due October 1, 1997 (redeemed)
May 1, 1968	Series due May 1, 1998 (redeemed)
October 1, 1969	Series due October 1, 1999 (redeemed)
February 1, 1971	Series due March 1, 2001 (redeemed)
May 1, 1971	Series due June 1, 2001 (redeemed)
February 1, 1972	Series due March 1, 2002 (redeemed)
January 1, 1973	Series due February 1, 2003 (redeemed)
January 1, 1974	Series due January 1, 2004 (redeemed)
September 1, 1974	Pollution Control Series A (redeemed)
April 1, 1975	Pollution Control Series B (redeemed)
May 1, 1975	Series due May 1, 2005 (redeemed)
March 1, 1976	Pollution Control Series C (retired)
June 1, 1981	Pollution Control Series D, E and F (redeemed)
December 1, 1981	Series due December 1, 2011 (redeemed)
May 1, 1983	Series due May 1, 2013 (redeemed)
December 1, 1983	Pollution Control Series G (redeemed)
September 1, 1984	Pollution Control Series H (redeemed)
December 1, 1984	Resource Recovery Series I (redeemed)
May 1, 1985	Series due June 1, 2015 (redeemed)
September 1, 1985	Pollution Control Series J, K and L (redeemed)
July 1, 1989	Series due July 1, 2019 (redeemed)
June 1, 1990	Series due June 1, 2020 (redeemed)
October 1, 1992	Series due October 1, 1997 (retired)
April 1, 1993	Series due April 1, 2003 (retired)
December 1, 1993	Series due December 1, 2000 (retired), and
December 1, 2005 (retired)
February 1, 1994	Series due February 1, 1999 (retired)
October 1, 1994	Series due October 1, 2001 (retired)
June 1, 1995	Series due July 1, 2025
April 1, 1997	Pollution Control Series M (redeemed), N (redeemed), O (redeemed) and P (redeemed)
March 1, 1998	Series due March 1, 2003 (retired), and March 1, 2028
May 1, 1999	Resource Recovery Series Q (retired)
June 1, 2000	Resource Recovery Series R (retired); and

WHEREAS, on August 18, 2000, New Centuries Energies, Inc. was merged with and into the Predecessor Company and the Predecessor Company changed its corporate name from Northern States Power Company to Xcel Energy Inc.; and

WHEREAS, pursuant to an Assignment and Assumption Agreement dated as of August 18, 2000 between the Predecessor Company and the Company, substantially all the assets of the Predecessor Company (other than the stock of the Predecessor Company’s subsidiaries) were conveyed to, and substantially all the liabilities of the Predecessor Company, including liabilities created under the Indenture (as hereinafter defined), were assumed by, the Company (the “Assignment”); and

WHEREAS, pursuant to the Supplemental Trust Indenture dated as of August 1, 2000 among the Predecessor Company, the Company and Harris Trust and Savings Bank, as trustee, the requirements and conditions precedent set forth in the Original Indenture and the Restated Indenture (each as hereinafter defined) with respect to the Assignment were satisfied; and

WHEREAS, the Company heretofore has executed and delivered to the Trustee the following additional Supplemental Trust Indentures, which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it (or, as the case may be, the Predecessor Company) subsequent to the preparation of the next preceding Supplemental Trust Indenture and adding to the covenants, conditions and agreements of the 1937 Indenture certain additional covenants, conditions and agreements to be observed by the Company, created the following series of First Mortgage Bonds:

Date of Supplemental Trust Indenture	Designation of Series
June 1, 2002	Series due August 15, 2003 (retired)
July 1, 2002	Pollution Control Series S (redeemed)
August 1, 2002	Series A and Series B due August 28, 2012 (retired)
May 1, 2003	Series due 2004, extendible through 2006 (retired)
August 1, 2003	Series due August 1, 2006 (retired) and Series due August 1, 2010 (retired)
July 1, 2005	Series due July 15, 2035
May 1, 2006	Series due June 1, 2036
June 1, 2007	Series due July 1, 2037
March 1, 2008	Series due March 1, 2018 (redeemed)
November 1, 2009	Series due November 1, 2039
August 1, 2010	Series due August 15, 2015 (retired) and Series due August 15, 2040
August 1, 2012	Series due August 15, 2022 and Series due August 15, 2042
May 1, 2013	Series due May 15, 2023
May 1, 2014	Series due May 15, 2044
August 1, 2015	Series due August 15, 2020 (retired) and Series due August 15, 2045

Date of Supplemental Trust Indenture	Designation of Series
May 1, 2016	Series due May 15, 2046
September 1, 2017	Series due September 15, 2047
September 1, 2019	Series due March 1, 2050
June 8, 2020	Series due June 1, 2051
March 1, 2021	Series due April 1, 2031 and Series due April 1, 2052

WHEREAS, the 1937 Indenture and all of the foregoing Supplemental Trust Indentures are referred to herein collectively as the “Original Indenture”; and

WHEREAS, the Predecessor Company heretofore has executed and delivered to the Trustee a Supplemental and Restated Trust Indenture, dated May 1, 1988 which was recorded in the property records in various counties as set forth in Schedule B attached hereto (the “Restated Indenture”), which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the preparation of the next preceding Supplemental Trust Indenture, amended and restated the Original Indenture (except for those Supplemental Trust Indentures executed after May 1, 1988); and

WHEREAS, the Restated Indenture became effective and operative on July 20, 2005; and

WHEREAS, the Original Indenture, the Restated Indenture and all trust indentures supplemental thereto are referred to herein collectively as the “Indenture”; and

WHEREAS, pursuant to the Agreement of Resignation, Appointment and Acceptance dated as of May 1, 2002 among the Company, BNY Midwest Trust Company, as successor trustee, and Harris Trust and Savings Bank, BNY Midwest Trust Company accepted the rights, powers, duties and obligations of the trustee under the Indenture effective as of May 9, 2002; and

WHEREAS, pursuant to the Transfer and Assumption Agreement dated as of January 1, 2007 between BNY Midwest Trust Company and The Bank of New York Trust Company, N.A. (currently known as The Bank of New York Mellon Trust Company, N.A.), The Bank of New York Trust Company, N.A. accepted the rights, titles and interests of the trustee under the Indenture effective as of January 1, 2007; and

WHEREAS, the Indenture provides that bonds may be issued thereunder in one or more series, each series to have such distinctive designation as the Board of Directors of the Company may select for such series; and

WHEREAS, the Company is desirous of providing for the creation of a new series of First Mortgage Bonds, said new series of bonds to be designated “First Mortgage Bonds, Series due June 1, 2052” (the “Bonds”), the Bonds of such series to be issued as registered bonds without coupons in denominations of a multiple of $2,000 and integral multiples of $1,000 in excess thereof, and the Bonds of such series to be substantially in the form and of the tenor following with the redemption prices inserted therein in conformity with the provisions of Section 2.02 hereof, to-wit:

(Form of Bonds)

NORTHERN STATES POWER COMPANY

(Incorporated under the laws of the State of Minnesota)

First Mortgage Bond

Series due June 1, 2052

No. ____________________	$________________

[Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation, to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of The Depository Trust Company (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of The Depository Trust Company), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]*

NORTHERN STATES POWER COMPANY, a corporation organized and existing under the laws of the State of Minnesota (the “Company”), for value received, hereby promises to pay to Cede & Co. or its registered assigns, at the office of the Trustee, in the City of Chicago, Illinois, or, at the option of the registered owner, at the agency of the Company in the Borough of Manhattan, City and State of New York, an amount equal to [_____________] Dollars in lawful money of the United States of America, on the 1st day of June, 2052 and to pay interest hereon from the date hereof at the rate of 4.50 percent per annum, in like money, until the Company’s obligation with respect to the payment of such principal sum shall be discharged; said interest being payable at the option of the person entitled to such interest either at the office of the Trustee, in Chicago, Illinois, or at the agency of the Company in the Borough of Manhattan, City and State of New York, on the 1st day of June and on the 1st day of December in each year, commencing on December 1, 2022 provided that as long as there is no existing default in the payment of interest and except for the payment of defaulted interest, the interest payable on any June 1 or December 1 will be paid to the person in whose name this bond was registered at the close of business on the record date (the May 15 prior to such June 1 or the November 15 prior to such December 1 (whether or not a business day)). If any interest payment date or date on which the principal of this bond is required to be paid is not a business day, then payment of principal, premium or interest need not be made on such date but may be made on the next succeeding business day with the same force and effect as if made on such interest payment date or date on which the principal of this bond is required to be paid and, in the case of timely payment thereof, no interest shall accrue for the period from and after such interest payment date or the date on which the principal of this bond is required to be paid. The term “business day” shall mean any day other than a Saturday or Sunday or a day on which the offices of the Trustee in the City of Chicago, Illinois, are closed pursuant to authorization of law.

*	This legend to be included if the bonds are issued as a global bond in book-entry form.

[EXCEPT UNDER THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE REGISTERED DEPOSITORY OR BY A NOMINEE OF THE REGISTERED DEPOSITORY TO THE REGISTERED DEPOSITORY, ANOTHER NOMINEE OF THE REGISTERED DEPOSITORY, A SUCCESSOR OF THE REGISTERED DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR.]*

This bond is one of a duly authorized issue of bonds of the Company, of the series and designation indicated on the face hereof, which issue of bonds consists, or may consist, of several series of varying denominations, dates and tenor, all issued and to be issued under and equally secured (except insofar as a sinking fund, or similar fund, established in accordance with the provisions of the Indenture may afford additional security for the bonds of any specific series) by a Trust Indenture dated February 1, 1937 (the “1937 Indenture”), as supplemented by 70 supplemental trust indentures (collectively, the “Supplemental Indentures”), a Supplemental and Restated Trust Indenture dated May 1, 1988 (the “Restated Indenture”) and a new supplemental trust indenture for the bonds of this series (the “Supplemental Trust Indenture”), executed by the Company to THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (as successor trustee to Harris Trust and Savings Bank and BNY Midwest Trust Company), as trustee (the “Trustee”). The 1937 Indenture, as supplemented by the Supplemental Indentures, the Restated Indenture and the Supplemental Trust Indenture, is referred to herein as the “Indenture.” The Restated Indenture amends and restates the 1937 Indenture and certain of the Supplemental Indentures and became effective and operative on July 20, 2005. Reference hereby is made to the Indenture for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds as to such security and the terms and conditions upon which the bonds may be issued under the Indenture and are secured. The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture upon the happening of a default as provided in the Indenture.

With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture and of any instruments supplemental thereto may be modified or altered by affirmative vote of the holders of at least 66 2/3% in principal amount of the bonds then outstanding under the Indenture and any instruments supplemental thereto (excluding bonds challenged and disqualified from voting by reason of the Company’s interest therein as provided in the Indenture); provided that without the consent of all holders of all bonds affected no such modification or alteration shall permit the extension of the maturity of the principal of any bond or the reduction in the rate of interest thereon or any other modification in the terms of payment of such principal or interest.

The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes and shall not be affected by any notice to the contrary.

*	This legend to be included if the bonds are issued as a global bond in book-entry form.

Prior to December 1, 2051 (six months prior to the maturity date of the bonds of this series) (the “Par Call Date”), the Company may redeem the bonds of this series at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the bonds of this series matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 25 basis points less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the bonds of this series to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after the Par Call Date, the Company may redeem the bonds of this series at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the bonds of this series being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable:

(1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or

(2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or

(3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The Trustee shall have no duty to determine, or verify the calculation of, the redemption price.

Bonds of this series are not subject to a sinking fund.

This bond is transferable as prescribed in the Indenture by the registered owner hereof in person, or by his duly authorized attorney, at the office of the Trustee in the City of Chicago, Illinois, or at the option of the owner at the agency of the Company in the Borough of Manhattan, City and State of New York, or elsewhere if authorized by the Company, upon surrender and cancellation of this bond, and thereupon a new bond or bonds of the same series and of a like aggregate principal amount will be issued to the transferee in exchange therefor as provided in the Indenture, upon payment of taxes or other governmental charges, if any, that may be imposed in relation thereto.

Bonds of this series are interchangeable as to denominations in the manner and upon the conditions prescribed in the Indenture.

No charge shall be made by the Company for any exchange or transfer of bonds of this series, other than for taxes or other governmental charges, if any, that may be imposed in relation thereto.

The Company shall not be required to issue, transfer or exchange any bond of this series during a period of 10 days immediately preceding any selection of bonds of this series to be redeemed. The Company shall not be required to transfer or exchange any bond of this series called or being called for redemption in its entirety or to transfer or exchange the called portion of a bond of this series which has been called for partial redemption.

No recourse shall be had for the payment of the principal of or the interest on this bond, or any part thereof, or of any claim based hereon or in respect hereof or of said Indenture, against any incorporator, or any past, present or future shareholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company, or through any such predecessor or successor corporation, or through any receiver or a trustee in bankruptcy, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released, as more fully provided in the Indenture.

This bond shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been signed by or on behalf of The Bank of New York Mellon Trust Company, N.A. (as successor trustee to Harris Trust and Savings Bank and BNY Midwest Trust Company), as Trustee under the Indenture, or its successor thereunder.

IN WITNESS WHEREOF, NORTHERN STATES POWER COMPANY has caused this bond to be executed in its name by its President or a Vice President and its corporate seal, or a facsimile thereof, to be hereto affixed and attested by its Secretary or an Assistant Secretary.

Dated:		NORTHERN STATES POWER COMPANY

Attest:	[Form – Not for Signature]	By:	[Form – Not for Signature]
Vice President

(Form of Trustee’s Certificate)

This bond is one of the bonds of the Series designated thereon, described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	[Form – Not for Signature]
Authorized Officer

Dated:

and

WHEREAS, the Company is desirous of conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee and to its respective successors in trust, additional property acquired by it subsequent to the date of the preparation of the Supplemental Trust Indenture dated as of March 1, 2021; and

WHEREAS, the Indenture provides in substance that the Company and the Trustee may enter into indentures supplemental thereto for the purposes, among others, of creating and setting forth the particulars of any new series of bonds and of providing the terms and conditions of the issue of the bonds of any series not expressly provided for in the Indenture and of conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee additional property of the Company, and for any other purpose not inconsistent with the terms of the Indenture; and

WHEREAS, the execution and delivery of this Supplemental Trust Indenture have been duly authorized by a resolution adopted by the Board of Directors of the Company; and

WHEREAS, the Trustee has duly determined to execute this Supplemental Trust Indenture and to be bound, insofar as it may lawfully do so, by the provisions hereof;

Now, THEREFORE, Northern States Power Company, in consideration of the premises and of one dollar duly paid to it by the Trustee at or before the ensealing and delivery of these presents, the receipt of which is hereby acknowledged, and other good and valuable considerations, does hereby covenant and agree to and with The Bank of New York Mellon Trust Company, N.A. (as successor trustee to Harris Trust and Savings Bank and BNY Midwest Trust Company), as Trustee, and its successors in the trust under the Indenture for the benefit of those who hold or shall hold the bonds, or any of them, issued or to be issued thereunder, as follows:

ARTICLE I.

SPECIFIC SUBJECTION OF ADDITIONAL PROPERTY

TO THE LIEN OF THE INDENTURE

SECTION 1.01. The Company, in order to better secure the payment, of both the principal and interest, of all bonds of the Company at any time outstanding under the Indenture according to their tenor and effect and the performance of and compliance with the covenants and conditions contained in the Indenture, has granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, warrant, release, convey, assign, transfer, mortgage, pledge, set over and confirm, to the Trustee and to its respective successors in said trust forever, subject to the rights reserved by the Company in and by the provisions of the Indenture, all of the property described and mentioned or enumerated in the schedule annexed hereto and marked Schedule A, reference to said schedule being made hereby with the same force and effect as if the same were incorporated herein at length; together with all and singular the tenements, hereditaments and appurtenances belonging and in any way appertaining to the aforesaid property or any part thereof with the reversion and reversions, remainder and remainders, tolls, rents and revenues, issues, income, products and profits thereof;

Also, in order to subject the personal property and chattels of the Company to the lien of the Indenture and to conform with the provisions of the Uniform Commercial Code, all fossil, nuclear, hydro and other electric generating plants, including buildings and other structures, turbines, generators, exciters, boilers, reactors, nuclear fuel, other boiler plant equipment, condensing equipment and all other generating equipment; substations; electric transmission and distribution systems, including structures, poles, towers, fixtures, conduits, insulators, wires, cables, transformers, services and meters; steam heating mains and equipment; gas transmission and distribution systems, including structures, storage facilities, mains, compressor stations, purifier stations, pressure holders, governors, services and meters; telephone plant and related distribution systems; trucks and trailers; office, shop and other buildings and structures, furniture and equipment; apparatus and equipment of all other kinds and descriptions; materials and supplies; all municipal and other franchises, leaseholds, licenses, permits, privileges, patents and patent rights; all shares of stock, bonds, evidences of indebtedness, contracts, claims, accounts receivable, choses in action and other intangibles, all books of account and other corporate records;

Excluding, however, all merchandise and appliances heretofore or hereafter acquired for the purpose of sale to customers and others;

All the estate, right, title, interest and claim, whatsoever, at law as well as in equity, which the Company now has or hereafter may acquire in and to the aforesaid property and every part and parcel thereof subject, however, to the right of the Company, upon the occurrence and continuation of a Completed Default as defined in the Indenture, to retain in its possession all shares of stock, notes, evidences of indebtedness, other securities and cash not expressly required by the provisions hereof to be deposited with the Trustee, to retain in its possession all contracts, bills and accounts receivable, motor cars, any stock of goods, wares and merchandise, equipment or supplies acquired for the purpose of consumption in the operation, construction or repair of any of the properties of the Company, and to sell, exchange, pledge, hypothecate or otherwise dispose of any or all of such property so retained in its possession, free from the lien of the Indenture, without permission or hindrance on the part of the Trustee, or any of the bondholders. No person in any dealings with the Company in respect of any such property shall be charged with any notice or knowledge of any such Completed Default under the Indenture while the Company is in possession of such property. Nothing contained herein or in the Indenture shall be deemed or construed to require the deposit with, or delivery to, the Trustee of any of such property, except such as is specifically required to be deposited with the Trustee by some express provision of the Indenture;

To have and to hold all said property, real, personal and mixed, granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid, or intended so to be, to the Trustee and its successors and assigns forever, subject, however, to Permitted Encumbrances and to the further reservations, covenants, conditions, uses and trusts set forth in the Indenture; in trust nevertheless for the same purposes and upon the same conditions as are set forth in the Indenture.

ARTICLE II.

FORM AND EXECUTION OF THE BONDS

SECTION 2.01. There is hereby created, for issuance under the Indenture, a series of bonds designated Series due June 1, 2052, which shall bear the descriptive title “First Mortgage Bonds, Series due June 1, 2052” (the Bonds), and the form thereof shall contain suitable provisions with respect to the matters hereafter specified in this Section. The Bonds may forthwith be executed by the Company substantially in the form set forth in the recitals, including the relevant provisions as indicated therein, and delivered to the Trustee for authentication and delivery by the Trustee in accordance with the provisions of the Indenture and this Supplemental Trust Indenture. The Bonds shall initially be authenticated and delivered in the aggregate principal amount of $500,000,000. The Bonds may be reopened and additional Bonds of said series may be issued in excess of the amount initially authenticated and delivered, provided that such additional Bonds of said series will contain the same terms (including the maturity date and interest payment terms), except for the price to the public and the issue date, and, if applicable, except for the initial interest payment date and initial interest accrual date, as the other Bonds. Any such additional Bonds, together with the Bonds initially authenticated, shall constitute a single series for purposes of the Indenture and shall be limited to an aggregate principal amount of $1,000,000,000. The Bonds shall mature on June 1, 2052, and shall be issued as registered bonds without coupons in denominations of $2,000, and integral multiples of $1,000 in excess thereof. The Bonds shall bear interest at a rate of 4.50% per annum on the principal amount thereof payable semi-annually on June 1 and December 1 of each year, commencing on December 1, 2022, and the principal shall be payable at the office of the Trustee in the City of Chicago, Illinois, or at the option of the registered owner at the agency of the Company in the Borough of Manhattan, City and State of New York, in lawful money of the United States of America, and the interest shall be payable in like money at the option of the person entitled to such interest either at said office of the Trustee in the City of Chicago, Illinois, or at the agency of the Company in the Borough of Manhattan, City and State of New York. Interest on the Bonds shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. If any interest payment date or date on which the principal of this bond is required to be paid is not a business day, then payment of principal, premium or interest need not be made on such date but may be made on the next succeeding business day with the same force and effect as if made on such interest payment date or date on which the principal of this bond is required to be paid and, in the case of timely payment thereof, no interest shall accrue for the period from and after such interest payment date or the date on which the principal of this bond is required to be paid. The Bonds shall be dated as of the date of authentication thereof by the Trustee. The term “business day” shall mean any day other than a Saturday or Sunday or a day on which the offices of the Trustee in the City of Chicago, Illinois, are closed pursuant to authorization of law.

As long as there is no existing default in the payment of interest on the Bonds, the person in whose name any Bond is registered at the close of business on any Record Date with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding any transfer or exchange of any such Bond subsequent to the Record Date and on or prior to such interest payment date, except as and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such Bond is registered on the Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice thereof shall be given to the registered holder of any Bond not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bond may be listed, and upon such notice as may be required by such exchange.

The term “Record Date” as used in this Section 2.01 with respect to any interest payment date (June 1 or December 1) shall mean the May 15 prior to such June 1 or the November 15 prior to such December 1 (whether or not a business day).

As used in this Section 2.01, the term “default in the payment of interest” means failure to pay interest on the applicable interest payment date disregarding any period of grace permitted by the Indenture.

The “Special Record Date” as used in this Section 2.01 shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Bond and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such defaulted interest as provided in this Section 2.01. Thereupon the Trustee shall fix a Special Record Date for the payment of such defaulted interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such defaulted interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each holder of the Bonds, at his, her or its address as it appears in the bond register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such defaulted interest and the Special Record Date therefor having been mailed as aforesaid, such defaulted interest shall be paid to the persons in whose names the Bonds are registered on such Special Record Date and shall not be payable pursuant to the paragraph immediately following in this Section 2.01.

The Company may make payment of any defaulted interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bonds may be listed, and upon such notice as may be required by such exchange, if, after notice is given by the Company to the Trustee of the proposed payment pursuant to this Section 2.01, such payment shall be deemed practicable by the Trustee.

SECTION 2.02. Prior to December 1, 2051 (six months prior to the maturity date of the Bonds) (the “Par Call Date”), the Company may redeem the Bonds at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Bonds matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 25 basis points less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Bonds to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after the Par Call Date, the Company may redeem the Bonds at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Bonds being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable:

(1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or

(2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or

(3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The Trustee shall have no duty to determine, or verify the calculation of, the redemption price.

The Bonds are not subject to a sinking fund.

The redemption price of the Bonds need not be specified in any temporary bond of said series if an appropriate reference be made in said temporary bond to the provision of this Section.

For purposes of Section 10.02 of the Indenture, the redemption price to be set forth in the notice of any redemption of the Bonds occurring prior to the Par Call Date may be the manner of calculation thereof. The Company shall give the Trustee notice of such redemption price promptly after the calculation thereof.

SECTION 2.03. The registered owner of any Bond or Bonds, at his, her or its option, may surrender the same with other Bonds of such series at the office of the Trustee in the City of Chicago, Illinois, or at the agency of the Company in the Borough of Manhattan, City and State of New York, or elsewhere if authorized by the Company, for cancellation, in exchange for other Bonds of such series of higher or lower authorized denominations, but of the same aggregate principal amount, bearing interest from its date, and upon receipt of any payment required under the provisions of Section 2.04 hereof. Thereupon the Company shall execute and deliver to the Trustee and the Trustee shall authenticate and deliver such other registered Bonds to such registered owner at its office or at any other place specified as aforesaid.

Notwithstanding any other provisions of the Indenture to the contrary, the Company shall not be required to issue, transfer or exchange any Bond of a series during a period of ten (10) days next preceding any selection of Bonds of such series to be redeemed. The Company shall not be required to transfer or exchange any Bond called or being called for redemption in its entirety or to transfer or exchange the called portion of a Bond which has been called for partial redemption.

SECTION 2.04. No charge shall be made by the Company for any exchange or transfer of Bonds other than for taxes or other governmental charges, if any, that may be imposed in relation thereto.

SECTION 2.05. The Bonds shall be executed on behalf of the Company by its President or one of its Vice Presidents, and its corporate seal shall be thereunto affixed, or printed, lithographed or engraved thereon, in facsimile, and attested by the signature of its Secretary or one of its Assistant Secretaries. Any such signatures may be manual or facsimile signatures and may be imprinted or otherwise reproduced. In case any of the officers who shall have signed any Bonds or attested the seal thereon shall cease to be such officers of the Company before the Bonds so signed and sealed actually shall have been authenticated by the Trustee or delivered by the Company, such Bonds nevertheless may be issued, authenticated and delivered with the same force and effect as though the person or persons who signed such Bonds and attested the seal thereon had not ceased to be such officer or officers of the Company. Any Bond issuable hereunder may be signed or attested on behalf of the Company by such person as at the actual date of the execution of such Bond shall be the proper officer of the Company, although at the date of such Bond such person shall not have been an officer of the Company.

SECTION 2.06. (a) Except as provided in subsections (c) and (g) of this Section 2.06, the registered holder of all of the Bonds shall be The Depository Trust Company (“DTC”) and such Bonds shall be registered in the name of Cede & Co., as nominee for DTC. Payment of principal of, premium, if any, and interest on any Bonds registered in the name of Cede & Co. shall be made by transfer of New York Federal or equivalent immediately available funds with respect to the Bonds to the account of Cede & Co. on each such payment date for the Bonds at the address indicated for Cede & Co. in the bond register kept by the Trustee.

(b) The Bonds shall be initially issued in the form of one or more separate single authenticated fully registered certificates in the aggregate principal amount of all Bonds. Upon initial issuance, the ownership of such Bonds shall be registered in the bond register kept by the Trustee in the name of Cede & Co., as nominee of DTC. The Trustee and the Company may treat DTC (or its nominee) as the sole and exclusive registered holder of the Bonds registered in its name for the purposes of payment of the principal of, premium, if any, and interest on the Bonds and of giving any notice permitted or required to be given to holders under the Indenture, except as provided in subsection (g) below of this Section 2.06; and neither the Trustee nor the Company shall be affected by any notice to the contrary. Neither the Trustee nor the Company shall have any responsibility or obligation to any of DTC’s participants (each, a “Participant”), any person claiming a beneficial ownership in the Bonds under or through DTC or any Participant (each, a “Beneficial Owner”) or any other person which is not shown on the bond register maintained by the Trustee as being a registered holder, with respect to (1) the accuracy of any records maintained by DTC or any Participant; (2) the payment by DTC or any Participant of any amount in respect of the principal of, premium, if any, or interest on the Bonds; (3) the delivery by DTC or any Participant of any notice to any Beneficial Owner which is permitted or required to be given to registered holders under the Indenture of the Bonds; (4) the selection of the Beneficial Owners to receive payment in the event of any partial redemption of the Bonds; or (5) any consent given or other action taken by DTC as bondholder. The Trustee shall pay all principal of, premium, if any, and interest on the Bonds registered in the name of Cede & Co. only to or “upon the order of” (as that term is used in the Uniform Commercial Code as adopted in Minnesota and New York) DTC, and all such payments shall be valid and effective to fully satisfy and discharge the Company’s obligations with respect to the principal of, premium, if any, and interest on such Bonds to the extent of the sum or sums so paid. Except as otherwise provided in subsections (c) and (g) below of this Section 2.06, no person other than DTC shall receive authenticated bond certificates evidencing the obligation of the Company to make payments of principal of and interest on the Bonds. Upon delivery by DTC to the Trustee of written notice to the effect that DTC has determined to substitute a new nominee in place of Cede & Co., and subject to the provisions of the Indenture with respect to transfers of bonds, the word “Cede & Co.” in this Supplemental Trust Indenture shall refer to such new nominee of DTC.

(c) If the Company in its discretion determines that it is in the best interest of the Beneficial Owners that they be able to obtain bond certificates for the Bonds or there shall have occurred and be continuing a Completed Default with respect to the Bonds, the Company shall notify DTC and the Trustee, whereupon DTC will notify the Participants of the availability through DTC of bond certificates for Bonds. In such event, the Trustee shall issue, transfer and exchange bond certificates as requested by DTC in appropriate amounts pursuant to Article II of the Restated Indenture and Section 2.03 of this Supplemental Trust Indenture. The Company shall pay all costs in connection with the production of bond certificates if the Company makes such a determination under this Section 2.06(c). DTC may determine to discontinue providing its services with respect to the Bonds at any time by giving written notice to the Company and the Trustee and discharging its responsibilities with respect thereto under applicable law. Under such circumstances (if there is no successor book-entry depository), the Company and the Trustee shall be obligated (at the sole cost and expense of the Company) to deliver bond certificates for the Bonds as described in this Supplemental Trust Indenture. If bond certificates are issued, the provisions of the Indenture shall apply to, among other things, the transfer and exchange of such certificates and the method of payment of principal of, premium, if any, and interest on such certificates. Whenever DTC requests the Company and the Trustee to do so, the Company will direct the Trustee (at the sole cost and expense of the Company) to cooperate with DTC in taking appropriate action after reasonable notice (i) to make available one or more separate certificates evidencing the Bonds to any Participant or (ii) to arrange for another book-entry depository to maintain custody of certificates evidencing the Bonds registered in the name of such depository or its nominee. Any successor book-entry depository must be a clearing agency registered with the Securities and Exchange Commission pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and must enter into an agreement with the Company and the Trustee agreeing to act as the depository and clearing agency for the Bonds (except as provided in subsection (g) below of this Section 2.06). After such agreement has become effective, DTC shall present the Bonds for registration of transfer in accordance with Section 2.12 of the Restated Indenture, and the Trustee shall register them in the name of the successor book-entry depository or its nominee and all references thereafter to DTC shall be to such successor book-entry depository. If a successor book-entry depository has not accepted such position before the effective date of DTC’s termination of its services, the book-entry system shall automatically terminate and may not be reinstated without the consent of all registered holders of the Bonds.

(d) Notwithstanding any other provision of this Supplemental Trust Indenture to the contrary, so long as any Bonds are registered in the name of Cede & Co., as nominee of DTC, all payments with respect to the principal of, premium, if any, and interest on such Bonds and all notices with respect to such Bonds shall be made and given, respectively, to DTC as provided in the blanket representation letter between DTC and the Company. The Trustee is hereby authorized and directed to comply with all terms of the representation letter to the extent applicable to the Trustee.

(e) In connection with any notice or other communication to be provided pursuant to the Indenture for the Bonds by the Company or the Trustee with respect to any consent or other action to be taken by the registered holders of the Bonds, the Company or the Trustee, as the case may be, shall seek to establish a record date to the extent permitted by the Indenture for such consent or other action and give DTC notice of such record date not less than fifteen (15) calendar days in advance of such record date to the extent possible. Such notice to DTC shall be given only when DTC is the sole registered holder.

(f) NEITHER THE COMPANY NOR THE TRUSTEE WILL HAVE ANY RESPONSIBILITY OR OBLIGATIONS TO THE PARTICIPANTS OR THE BENEFICIAL OWNERS WITH RESPECT TO (1) THE ACCURACY OF ANY RECORDS MAINTAINED BY DTC OR ANY PARTICIPANT; (2) THE PAYMENT BY DTC OR ANY PARTICIPANT OF ANY AMOUNT DUE TO ANY BENEFICIAL OWNER IN RESPECT OF THE PRINCIPAL OF, PREMIUM, IF ANY, OR INTEREST ON THE BONDS; (3) THE DELIVERY BY DTC OR ANY PARTICIPANT OF ANY NOTICE TO ANY BENEFICIAL

OWNER WHICH IS REQUIRED OR PERMITTED UNDER THE TERMS OF THE INDENTURE TO BE GIVEN TO REGISTERED HOLDERS; (4) THE SELECTION OF THE BENEFICIAL OWNERS TO RECEIVE PAYMENT IN THE EVENT OF ANY PARTIAL REDEMPTION OF THE BONDS; OR (5) ANY CONSENT GIVEN OR OTHER ACTION TAKEN BY DTC AS A REGISTERED HOLDER.

SO LONG AS CEDE & CO. IS THE REGISTERED HOLDER OF THE BONDS AS NOMINEE OF DTC, REFERENCES HEREIN TO REGISTERED HOLDERS OF THE BONDS SHALL MEAN CEDE & CO. AND SHALL NOT MEAN THE BENEFICIAL OWNERS OF THE BONDS NOR THE PARTICIPANTS.

(g) The Company, in its sole discretion, may terminate the services of DTC with respect to the Bonds if the Company determines that: (i) DTC (x) is unable to discharge its responsibilities with respect to the Bonds or (y) at any time ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended; or (ii) there shall have occurred and be continuing a Completed Default with respect to the Bonds. The Company, in its sole discretion and subject to DTC’s procedures, may terminate the services of DTC with respect to the Bonds if the Company determines that a continuation of the requirement that all of the outstanding Bonds be registered with the registration books kept by the Trustee in the name of Cede & Co., as nominee of DTC, is not in the best interest of the Beneficial Owners of the Bonds. After such event and if no substitute book-entry depository is appointed by the Company, the bond certificates for the Bonds will be delivered as described in the Indenture.

(h) Upon the termination of the services of DTC with respect to the Bonds pursuant to subsections (c) or (g) of this Section 2.06 after which no substitute book-entry depository is appointed, the Bonds shall be registered in whatever name or names holders transferring or exchanging the Bonds shall designate in accordance with the provisions of the Indenture.

ARTICLE III.

APPOINTMENT OF AUTHENTICATING AGENT

SECTION 3.01. The Trustee shall, if requested in writing so to do by the Company, promptly appoint an agent or agents of the Trustee who shall have authority to authenticate registered Bonds in the name and on behalf of the Trustee. Such appointment by the Trustee shall be evidenced by a certificate of a vice-president of the Trustee delivered to the Company prior to the effectiveness of such appointment.

SECTION 3.02. (a) Any such authenticating agent shall be acceptable to the Company and at all times shall be a corporation, trust company or banking association organized and doing business under the laws of the United States or of any State, shall be authorized under such laws to act as authenticating agent, shall have a combined capital and surplus of at least $10,000,000 and shall be subject to supervision or examination by Federal or State authority. If such corporation, trust company or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 3.02 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

(b) Any corporation, trust company or banking association into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation, trust company or banking association resulting from any merger, conversion or consolidation to which any authenticating agent shall be a party, or any corporation, trust company or banking association succeeding to the corporate agency business of any authenticating agent, shall continue to be the authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or the authenticating agent.

(c) Any authenticating agent at any time may resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time, and upon written request of the Company to the Trustee shall, terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible in accordance with the provisions of this Section 3.02, the Trustee, unless otherwise requested in writing by the Company, promptly shall appoint a successor authenticating agent, which shall be acceptable to the Company. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named. No successor authenticating agent shall be appointed unless eligible under the provisions of this Section 3.02.

(d) The Company agrees to pay to any authenticating agent, appointed in accordance with the provisions of Section 3.01 and this Section 3.02, reasonable compensation for its services.

SECTION 3.03. If an appointment is made pursuant to this Article III, the registered Bonds shall have endorsed thereon, in addition to the Trustee’s Certificate, an alternate Trustee’s Certificate in the following form:

(Form of Trustee’s Certificate)

This bond is one of the bonds of the Series designated thereon, described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	[Form – Not for Signature]
Authenticating Agent

By:	[Form – Not for Signature]
Authorized Officer

Dated:

SECTION 3.04. No provision of this Article III shall require the Trustee to have at any time more than one such authenticating agent for any one State or to appoint any such authenticating agent in the State in which the Trustee has its principal place of business.

ARTICLE IV.

FINANCING STATEMENT TO COMPLY WITH

THE UNIFORM COMMERCIAL CODE

SECTION 4.01. The name and address of the debtor and secured party are set forth below:

Debtor:	Northern States Power Company
414 Nicollet Mall Minneapolis, Minnesota 55401

Secured Party:	The Bank of New York Mellon Trust Company, N.A., Trustee
2 North LaSalle Street Suite 1020 Chicago, Illinois 60602

NOTE: Northern States Power Company, the debtor above named, is “a transmitting utility” under the Uniform Commercial Code as adopted in Minnesota, North Dakota, South Dakota and Iowa.

SECTION 4.02. Reference to Article I hereof is made for a description of the property of the debtor covered by this Financing Statement with the same force and effect as if incorporated in this Section at length.

SECTION 4.03. The maturity dates and respective principal amounts of obligations of the debtor secured and presently to be secured by the Indenture and this Supplemental Trust Indenture, reference to all of which for the terms and conditions thereof is hereby made with the same force and effect as if incorporated herein at length, are as follows:

First Mortgage Bonds	Principal Amount
Series due July 1, 2025	$250,000,000
Series due March 1, 2028	$150,000,000
Series due July 15, 2035	$250,000,000
Series due June 1, 2036	$400,000,000
Series due July 1, 2037	$350,000,000
Series due November 1, 2039	$300,000,000
Series due August 15, 2040	$250,000,000
Series due August 15, 2022	$300,000,000
Series due August 15, 2042	$500,000,000
Series due May 15, 2023	$400,000,000
Series due May 15, 2044	$300,000,000
Series due August 15, 2045	$300,000,000
Series due May 15, 2046	$350,000,000
Series due September 15, 2047	$600,000,000
Series due September 15, 2050	$600,000,000
Series due June 1, 2051	$700,000,000
Series due April 1, 2031	$425,000,000
Series due April 1, 2052	$425,000,000
Series due June 1, 2052	$500,000,000

SECTION 4.04. This Financing Statement is hereby adopted for all of the First Mortgage Bonds of the Series mentioned above secured by said Indenture and this Supplemental Trust Indenture.

SECTION 4.05. The 1937 Indenture, the Restated Indenture and the prior Supplemental Indentures, as set forth below, have been filed or recorded in each and every office in the States of Minnesota, North Dakota, South Dakota and Iowa designated by law for the filing or recording thereof in respect of all property of the Company subject thereto:

Original Indenture	Supplemental Indenture
Dated February 1, 1937	Dated July 1, 1948

Supplemental Indenture	Supplemental Indenture
Dated June 1, 1942	Dated August 1, 1949

Supplemental Indenture	Supplemental Indenture
Dated February 1, 1944	Dated June 1, 1952

Supplemental Indenture	Supplemental Indenture
Dated October 1, 1945	Dated October 1, 1954

Supplemental Indenture	Supplemental Indenture
Dated September 1, 1956	Dated May 1, 1975

Supplemental Indenture	Supplemental Indenture
Dated August 1, 1957	Dated March 1, 1976

Supplemental Indenture	Supplemental Indenture
Dated July 1, 1958	Dated June 1, 1981

Supplemental Indenture	Supplemental Indenture
Dated December 1, 1960	Dated December 1, 1981

Supplemental Indenture	Supplemental Indenture
Dated August 1, 1961	Dated May 1, 1983

Supplemental Indenture	Supplemental Indenture
Dated June 1, 1962	Dated December 1, 1983

Supplemental Indenture	Supplemental Indenture
Dated September 1, 1963	Dated September 1, 1984

Supplemental Indenture	Supplemental Indenture
Dated August 1, 1966	Dated December 1, 1984

Supplemental Indenture	Supplemental Indenture
Dated June 1, 1967	Dated May 1, 1985

Supplemental Indenture	Supplemental Indenture
Dated October 1, 1967	Dated September 1, 1985

Supplemental Indenture	Supplemental and Restated Indenture
Dated May 1, 1968	Dated May 1, 1988

Supplemental Indenture	Supplemental Indenture
Dated October 1, 1969	Dated July 1, 1989

Supplemental Indenture	Supplemental Indenture
Dated February 1, 1971	Dated June 1, 1990

Supplemental Indenture	Supplemental Indenture
Dated May 1, 1971	Dated October 1, 1992

Supplemental Indenture	Supplemental Indenture
Dated February 1, 1972	Dated April 1, 1993

Supplemental Indenture	Supplemental Indenture
Dated January 1, 1973	Dated December 1, 1993

Supplemental Indenture	Supplemental Indenture
Dated January 1, 1974	Dated February 1, 1994

Supplemental Indenture	Supplemental Indenture
Dated September 1, 1974	Dated October 1, 1994

Supplemental Indenture	Supplemental Indenture
Dated April 1, 1975	Dated June 1, 1995

Supplemental Indenture	Supplemental Indenture
Dated April 1, 1997	Dated May 1, 2006

Supplemental Indenture	Supplemental Indenture
Dated March 1, 1998	Dated June 1, 2007

Supplemental Indenture	Supplemental Indenture
Dated May 1, 1999	Dated March 1, 2008

Supplemental Indenture	Supplemental Indenture
Dated June 1, 2000	Dated November 1, 2009

Supplemental Indenture	Supplemental Indenture
Dated August 1, 2000	Dated August 1, 2010

Supplemental Indenture	Supplemental Indenture
Dated June 1, 2002	Dated August 1, 2012

Supplemental Indenture	Supplemental Indenture
Dated July 1, 2002	Dated May 1, 2013

Supplemental Indenture	Supplemental Indenture
Dated August 1, 2002	Dated May 1, 2014

Supplemental Indenture	Supplemental Indenture
Dated May 1, 2003	Dated August 1, 2015

Supplemental Indenture	Supplemental Indenture
Dated August 1, 2003	Dated May 1, 2016

Supplemental Indenture	Supplemental Indenture
Dated July 1, 2005	Dated September 1, 2017

Supplemental Indenture	Supplemental Indenture
Dated September 1, 2019	Dated June 8, 2020

Supplemental Indenture
Dated March 1, 2021

SECTION 4.06. The property covered by this Financing Statement also shall secure additional series of First Mortgage Bonds of the debtor which may be issued from time to time in the future in accordance with the provisions of the Indenture.

ARTICLE V.

MISCELLANEOUS

SECTION 5.01. The recitals of fact herein, except the recital that the Trustee has duly determined to execute this Supplemental Trust Indenture and be bound, insofar as it may lawfully so do, by the provisions hereof and in the Bonds shall be taken as statements of the Company and shall not be construed as made by the Trustee. The Trustee makes no representations as to the value of any of the property subject to the lien of the Indenture, or any part thereof, or as to the title of the Company thereto, or as to the security afforded thereby and hereby, or as to the validity of this Supplemental Trust Indenture or of the bonds issued under the Indenture by virtue hereof (except the Trustee’s certificate) and the Trustee shall incur no responsibility in respect of such matters.

SECTION 5.02. This Supplemental Trust Indenture shall be construed in connection with and as a part of the Indenture.

SECTION 5.03. (a) If any provision of the Indenture or this Supplemental Trust Indenture limits, qualifies or conflicts with another provision of the Indenture required to be included in indentures qualified under the Trust Indenture Act of 1939, as amended (as enacted prior to the date of this Supplemental Trust Indenture) by any of the provisions of Sections 310 to 317, inclusive, of the said Act, such required provision shall control.

(b) In case any one or more of the provisions contained in this Supplemental Trust Indenture or in the Bonds issued hereunder shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected, impaired, prejudiced or disturbed thereby.

SECTION 5.04. Wherever in this Supplemental Trust Indenture the word “Indenture” is used without the prefix “1937,” “Original,” “Restated,” or “Supplemental,” such word was used intentionally to include in its meaning both the 1937 Indenture, as amended and restated by the Restated Indenture, and all indentures supplemental thereto.

SECTION 5.05. Wherever in this Supplemental Trust Indenture either of the parties hereto is named or referred to, this shall be deemed to include the successors or assigns of such party, and all the covenants and agreements in this Supplemental Trust Indenture contained by or on behalf of the Company or by or on behalf of the Trustee shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

SECTION 5.06. (a) This Supplemental Trust Indenture may be executed simultaneously in several counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

(b) The Table of Contents and the descriptive headings of the several Articles of this Supplemental Trust Indenture were formulated, used and inserted in this Supplemental Trust Indenture for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

The total aggregate amount of obligations to be issued forthwith under this Supplemental Trust Indenture shall not exceed $500,000,000.

IN WITNESS WHEREOF, on this 26th day of April, A.D. 2022, NORTHERN STATES POWER COMPANY, a Minnesota corporation, party of the first part, has caused its corporate name to be hereunto affixed and this Supplemental Trust Indenture effective May 1, 2022, to be signed by its President or a Vice President, and attested by its Secretary or an Assistant Secretary, for and on its behalf, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (as successor trustee to Harris Trust and Savings Bank and BNY Midwest Trust Company), a national banking association, as Trustee, party of the second part, to evidence its acceptance of the trust hereby created, has caused its corporate name to be hereunto affixed, and this Supplemental Trust Indenture effective May 1, 2022, to be signed by its President, a Vice President or an Assistant Vice President.

NORTHERN STATES POWER COMPANY

/s/ Paul A. Johnson
By: Paul A. Johnson
Its: Vice President and Treasurer

Attest:

/s/ Amy L. Schneider
By: Amy L. Schneider Its: Vice President, Corporate Secretary

[Signature page to Supplemental Indenture]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

/s/ Ann Dolezal
By: Ann Dolezal
Its: Vice President

[Signature page to Supplemental Indenture]

STATE OF MINNESOTA	)
) SS.:
COUNTY OF SCOTT	)

This instrument was acknowledged before me on April 26, 2022 by Paul A. Johnson as Vice President and Treasurer, and Amy L. Schneider, as Vice President, Corporate Secretary, of Northern States Power Company, a Minnesota corporation, on behalf of the corporation.

/s/ Kristin Westlund
Kristin Westlund
Notary Public
My commission expires: January 31, 2026

STATE OF ILLINOIS	)
) SS.:
COUNTY OF COOK	)

On the 28th day of April in the year 2022, before me, the undersigned, personally appeared, Ann Dolezal, a Vice President of The Bank of New York Mellon Trust Company, N.A., personally known to me or proved to me on the basis of satisfactory identification to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Lawrence M. Kusch
Lawrence M. Kusch
Notary Public – State of Illinois
My Commission Expires 10/24/22

SCHEDULE A

The property referred to in Article I of the foregoing Supplemental Trust Indenture from Northern States Power Company to The Bank of New York Mellon Trust Company N.A. as successor trustee to Harris Trust and Savings Bank, effective as of May 1, 2022, includes the following property hereafter more specifically described. Such description, however, is not intended to limit or impair the scope or intention of the general description contained in the granting clause or elsewhere in the Indenture.

I. PROPERTIES IN THE STATE OF MINNESOTA

1.	The following described real property, situate, lying and being in the County of Carver, to-wit:

Bluff Creek Parcel

Outlot A, Stone Creek Town Offices, Carver County, Minnesota.

Chanhassen Service Center

That part of the Northwest Quarter of the Northeast Quarter of Section 15, Township 116, Range 23, Carver County, Minnesota, described as follows:

Commencing at the Northwest corner of said Northwest Quarter of the Northeast Quarter; thence North 89 degrees 28 minutes 31 seconds East, assumed basis for bearings, 315.34 feet, along the North line of said Northwest Quarter of the Northeast Quarter, to the actual point of beginning; thence South 02 degrees 29 minutes 16 seconds East 398.42 feet; thence South 70 degrees 59 minutes 16 seconds East 125.00 feet; thence South 20 degrees 59 minutes 16 seconds East 510.00 feet; thence South 21 degrees 00 minutes 44 seconds West 323.46 feet; thence Easterly, 386.37 feet along a non-tangential curve concave to the North, having a radius of 1637.00 feet, a central angle of 13 degrees 31 minutes 23 seconds, and a chord bearing of North 89 degrees 32 minutes 56 seconds East; thence North 82 degrees 47 minutes 14 seconds East 364.21 feet; thence Easterly 100.88 feet along a tangential curve, concave to the South, having a radius of 1637.00 feet, and a central angle of 03 degrees 31 minutes 52 seconds to the East line of said Northwest Quarter of the Northeast Quarter; thence North 02 degrees 08 minutes 32 seconds West 1168.57 feet, along said East line, to the North line of said Northwest Quarter of the Northeast Quarter; thence South 89 degrees 28 minutes 31 seconds West, along said North line to the point of beginning.

EXCEPTING THEREFROM, that part contained within Parcel 215D on Minnesota Department of Transportation Right of Way Plat Numbered 10-09.

Carver County

Abstract Property

2.	The following described real property, situate, lying and being in the County of Lincoln, to-wit:

Blazing Star 2 Collector Substation

The West 400.00 feet of the South 435.00 feet of the Southeast Quarter of Section 2, Township 111 North, Range 46 West of the 5th P.M., Lincoln County, Minnesota.

Blazing Star 2 Collector Substation Addition

The West 470.00 feet of the South 475.00 feet of the Southeast Quarter of Section 2, Township 111 North, Range 46 West of the 5th P.M., Lincoln County, Minnesota.

Excepting therefrom:

The West 400.00 feet of the South 435.00 feet of said Southeast Quarter.

3.	The following described real property, situate, lying and being in the County of Mower, to-wit:

Mower County Wind Farm O&M Building and Substation

The South 435.60 feet of the West 700.00 feet of the Southwest Quarter of Section 23, Township 102 North, Range 15 West, Mower County, Minnesota.

Mower County Wind Farm

Tract 1:

Parcel 1—Michael E. Arndorfer and Margaret Lynn Arndorfer

The Southwest Quarter of Section 26, Township 102 North Range 15 West, Mower County, Minnesota.

Parcel 2 – Michael E. Arndorfer and Margaret Lynn Arndorfer

The Southwest Quarter; North Half of the Southeast Quarter; Southwest Quarter of the Southeast Quarter; and the South 5 acres of the Northeast Quarter of Section 26, Township 102 North, Range 15 West, Mower County, Minnesota, excepting therefrom a highway right-of-way conveyance consisting of 0.0393 acres in favor of the County of Mower, Minnesota, as described in an instrument recorded in the Office of the Mower County Recorder on February 14, 1963, in Book 242 of Deeds at Page 533; and also, excepting therefrom a second highway right-of-way conveyance consisting of 0.625 acres in favor of the County of Mower, Minnesota, as described in an instrument recorded in the Office of the Mower County Recorder, on November 5, 1971, in Book 299 of Deeds at Page 373.

Tract 2:

Parcel 1

Sheila J. Blahnik

The North Half of the Northeast Quarter of Section 33, Township 102 North, Range 15 West, Mower County, Minnesota.

Parcel 2

Richard F. Blahnik

The South Half of the Northeast Quarter and the East Half of the Southeast Quarter of Section 33, Township 102 North, Range 15 West, Mower County, Minnesota.

Tract 3:

Wallace Bustad

A strip of land 100 feet in width extending over and across the Northeast Quarter of the Northeast Quarter of Section 8, Township 101 North, Range 15 West of the Fifth Principal Meridian, said strip of land being 50 feet in width on each side of the center line of the main track (now removed) of the Minnesota and Northwestern Railroad Company (later the Chicago Great Western Railway Company, now the Chicago and North Western Transportation Company), as said main track center line was relocated in 1899 over and across said Section 8, Mower County, Minnesota.

Tract 4:

Nancy L. Clement as Trustee of the Nancy L. Clement Revocable Living Trust Agreement dated the 31st day of December 2002

Parcel 1:

A 50 foot wide strip of land out of the following the North Half of Section 26, except the South 5 acres of the Northeast Quarter of said Section, Township 102 North, Range 15 West of the 5th P.M., Mower County, Minnesota.

Parcel 2:

The North Half of Section 26, except the South 5 acres of the Northeast Quarter of said Section, Township 102 North, Range 15 West of the 5th P.M., Mower County, Minnesota.

Tract 5:

Robert J. Hanson and Sharon L. Hanson

The Northeast Quarter of Section 8, (except the right of way of the Chicago Great Western Railroad Company); also, a strip of land being the North 7 rods of the Southeast Quarter of Section 8, all being in Township 101 North of Range 15 West of the 5th Principal Meridian, Mower County, Minnesota.

Tract 6:

Thomas A. Kasel

The Southwest Quarter of Section 8, except the right of way of the Chicago, Milwaukee & St. Paul Railway, Township 101 North, Range 15 West, Mower County, Minnesota.

Tract 7:

James C. Kellogg and Brenda E. Kellogg, as Trustees of the James C. Kellogg Trust UTA dated August 20, 2014, and Brenda E Kellogg and James C. Kellogg, as Trustees of the Brenda E. Kellogg Trust UTA dated August 20, 2014

Parcel 1

The North Half of the Southeast Quarter of Section 28, Township 102 North, Range 15 West, Mower County, Minnesota.

Parcel 2

The West Half of the Northwest Quarter of Section 27, Township 102 North, Range 15 West, Mower County, Minnesota.

Parcel 3

The West Half of the Southwest Quarter of Section 27, Township 102 North, Range 15 West, Mower County, Minnesota.

Parcel 4

The Southeast Quarter of the Southwest Quarter, and the South Half of the Southeast Quarter of Section 28, Township 102 North, Range 15 West, excepting therefrom the following described tracts, to-wit:

Commencing at a point 20 rods West of the Southeast corner of said Section 28, thence North 9 rods, thence West 9 rods, thence South 9 rods, thence East 9 rods to the place of beginning; Commencing at a point 29 rods West of the Southeast corner of said Section 28, thence North 9 rods, thence East 7 rods and 12 1⁄2 feet, thence North 2 rods and 15 feet, thence West 16 rods and 5 feet, thence South 11 rods and 15 feet, thence East 18 rods and 9 feet to the place of beginning; Commencing at the Southeast corner of the Southeast Quarter of said Section 28; thence North 90°00’00” West a distance of 330.00 feet, on an assumed bearing on the South line of said Southeast Quarter Section 28; thence North 00°18’57” West a distance of 148.50 feet; thence North 90°00’00” West a distance of 20.50 feet; thence North 00°18’57” West a distance of 48.00 feet; thence North 90°00’00” West a distance of 165.30 feet; thence North 00°18’57” West a distance of 716.26 feet; thence North 90°00’00” East a distance of 515.80 feet, to a point on the East line of said Southeast Quarter Section 28; thence South 00°18’57” East a distance of 912.76 feet, on the East line of said Southeast Quarter Section 28, to the point of beginning.

Tract 8:

Earl Kiefer and Susan M. Kiefer, husband and wife as joint tenants

That part of the West Half of Section 9, Township 101 North, Range 15 West, lying East of the right of way of the Chicago, Great Western Railroad Company and North of the North line of the Town Plat of Taopi (which plat is recorded in Book 1 of Plats, page 42, in the office of the Register of Deeds of said County) and of said line extended.

Tract 9:

Herb Kiefer and Ruth A. Kiefer, Trustees, or their successors in trust, under the Herb Kiefer Revocable Living Trust, dated April 20, 2015 an undivided one-half interest, and Ruth A Kiefer and Herb Kiefer, Trustees, or their successors in trust, under the Ruth A Kiefer Revocable Living Trust, dated April 20, 2015 an undivided one-half interest as Tenants in Common

The South Half of the Southwest Quarter and the South Half of the North Half of the Southwest Quarter of Section 4, Township 101 North, Range 15 West, Mower County, Minnesota.

Tract 10:

Ted J. Kiefer and Tony R. Kiefer, as tenants in common

The South Half of the Southeast Quarter of Section 5, Township 101 North, Range 15, West, Mower County, Minnesota.

Tract 11:

Bonnie G. Johnson

The Northeast Quarter and the East Half of the Northwest Quarter all in Section 27, Township 102 North, Range 15 West, Mower County, Minnesota.

Tract 12:

Richard A. Oxley, as Trustee of the Richard A. Oxley Revocable Family Trust UTA dated April 5, 1995 (as to 1⁄2); and Marvel E. Oxley, as Trustee of the Marvel E. Oxley Revocable Family Trust UTA dated April 5, 1995 (as to 1⁄2)

The Southeast Quarter of Section 8, except the North 7 rods thereof, Township 101 North, Range 15 West, Mower County, Minnesota.

Tract 13:

Parcel 1

David Voigt

The Northwest Quarter of the Northeast Quarter and the Northeast Quarter of the Northwest Quarter of Section 4, Township 101 North, Range 15 West, Mower County, Minnesota.

Parcel 2

David D. Voigt and Beth A. Voigt, as tenants in common

The South Half of the Northwest Quarter and the North Half of the North Half of the Southwest Quarter and the Northwest Quarter of the Northwest Quarter, all in Section 4, Township 101 North, 15 West, Mower County, Minnesota.

Parcel 3

David D. Voigt and Beth A. Voigt, husband and wife

The East Half of the Southeast Quarter of Section 27, Township 102 North, Range 15 West, Mower County, Minnesota.

Parcel 4

David Voigt

The South Half of the Southwest Quarter of Section 33, Township 102 North, Range 15 West, Mower County, Minnesota.

Parcel 5

David Voigt

The Northwest Quarter and the North Half of the Southwest Quarter of Section 33, Township 102 North, Range 15 West, Mower County, Minnesota.

Parcel 6

David Voigt

The Northwest Quarter of the Northwest Quarter of Section 3, Township 101 North, Range 15 West, Mower County, Minnesota.

Parcel 7

David Voigt

That part of the Northeast Quarter of the Northeast Quarter of Section 32, Township 102 North, Range 15 West, Mower County, Minnesota described as follows: Commencing at the Northeast corner of said Northeast Quarter of Northeast Quarter; thence North 90 degrees 00 minutes 00 seconds West along the North line of said Northeast Quarter (for purposes of this description bearings are assumed), a distance of 871.20 feet; thence South 0 degrees 00 minutes 00 seconds, a distance of 250.00 feet; thence North 90 degrees 00 minutes 00 seconds East, about 871 feet to the East line of said Northeast Quarter of Northeast Quarter; thence Northerly along said East line to the point of beginning.

Tract 14:

Denny M. Wessels and Deborah L. Wessels, Trustees of the Denny M. Wessels Trust dated January 10, 1996 and any amendments thereto (A one half undivided interest); and Denny M. Wessels and Deborah L. Wessels, Trustees of the Deborah L. Wessels Trust dated January 10, 1996 and any amendments thereto (A one half undivided interest)

The West Half of the Southeast Quarter of Section 33, Township 102 North, Range 15 West, Mower County, Minnesota.

Tract 15:

Betty Wood

Parcel 1-

The Southwest Quarter of the Southeast Quarter of Section 7, Township 101 North, Range 15 West, lying North of the right-of-way of Trunk Highway No. 56;

And also

The South Half of the Southwest Quarter of Section 7, Township 101 North, Range 15 West, excepting therefrom the right-of-way of the Chicago, Milwaukee, St. Paul and Pacific Railroad Company and the right-of-way of State Highway No. 56 and also except that part of the East 1050 feet of the Southwest Quarter of Section 7, Township 101 North, Range 15 West, lying southerly of the South right-of-way line of the Chicago, Milwaukee, St. Paul and Pacific Railroad Company; and also excepting therefrom that portion of the Southwest Quarter of the Southwest Quarter of said Section 7 that lies northerly of the right-of-way of the Chicago, Milwaukee, St. Paul and Pacific Railroad Company, Mower County, Minnesota

Parcel 2

The Southeast Quarter of the Southeast Quarter, except railway right-of-way and except highway in Section 7, Township 101 North, Range 15 West, Mower County, Minnesota.

Tract 16:

Brincks Enterprises, Inc., an Iowa corporation

Parcel 1

The North Half of the Southeast Quarter of Section 19, Township 102 North, Range 14 West, Mower County, Minnesota.

Parcel 2

The Northeast Quarter of Section 19, Township 102 North, Range 14 West, Mower County, Minnesota.

Tract 17:

James M. Bustad and Amalia S. Bustad, Trustee of the James M. Bustad Revocable Trust U/A dated November 25, 1996 and James M. Bustad and Amalia S. Bustad, Trustees of the Amalia S. Bustad Revocable Trust U/A dated November 25, 1996; and James M. Bustad and Amalia S. Bustad, Trustee of the James M. Bustad Revocable Trust U/A dated November 25, 1996 and James M. Bustad and Amalia S. Bustad, Trustees of the Amalia S. Bustad Revocable Trust U/A dated November 25, 1996 (as to an undivided 1⁄2 interest)

The Northwest Quarter of Section 35, Township 102 North, Range 15 West, except the Southwest Quarter of the Northwest Quarter of the Northwest Quarter and the North Half of the Northwest Quarter of the Southwest Quarter of the Northwest Quarter of said section.

And

The Northwest Quarter of the Northeast Quarter; the Northeast Quarter of the Southwest Quarter, and the Southwest Quarter of the Southwest Quarter, all in Section 35, Township 102 North, Range 15 West,

And

The Northwest Quarter of the Southwest Quarter and the Southeast Quarter of the Southwest Quarter, all in Section 35, Township 102 North, Range 15 West; and the Southwest Quarter of the Northeast Quarter; the Northwest Quarter of the Southeast Quarter, all in Section 35, Township 102 North, Range 15 West, Mower County, Minnesota.

Tract 18:

Michael L. Bustad and Deanna R. Bustad, husband and wife as tenants in common

The Southeast Quarter of the Northeast Quarter and the Northeast Quarter of the Southeast Quarter of Section 35, Township 102 North, Range 15 West, Mower County, Minnesota.

Tract 19:

Douglas A. Carpenter and Beverly A. Carpenter, as Trustees of the Douglas A. Carpenter Revocable Trust UTA dated November 13, 2012, an undivided one-half interest, and to Beverly A. Carpenter and Douglas A. Carpenter, as Trustees of the Beverly A. Carpenter Revocable Trust UTA dated October 3, 2012, an undivided one-half interest

The Southwest Quarter of Section 13, Township 102 North, Range 15 West, Mower County, Minnesota.

Tract 20:

Jeral L. Cornwell

The East Half of the Northwest Quarter of Section 36, Township 102 North, Range 15 West, Mower County, Minnesota.

Tract 21:

Lester C. DeWall as trustee of the Lester C. DeWall Revocable Trust u/a/d June 18, 2019

The Southwest Quarter of Section 19, Township 102 North, Range 14 West, Mower County, Minnesota.

Tract 22:

Wayne E. DeWall and Cynthia A. DeWall, as tenants in common

The Northwest Quarter of Section 19, Township 102 North, Range 14 West, Mower County, Minnesota.

Tract 23:

David B. Tangren and Erica C. Tangren

The East Half of Section 24, Township 102 North, Range 15 West, except the North 105 acres of the East Half of Section 24, Township 102 North, Range 15 West, and except that area starting from a point 2,246 feet due North from the Southeast corner of the East Half of Section 24, thence due West 429 feet, thence due North 305 1⁄4 feet, thence due East 429 feet, thence due South 305 1⁄4 feet, Mower County, Minnesota.

Tract 24:

Sue Ann Dougan

The Southwest Quarter and the South Half of the Northwest Quarter of Section 20, Township 102 North, Range 14 West, Mower County, Minnesota EXCEPT all that part of the Southwest Quarter of Section 20, Township 102 North, Range 14 West, described as follows: Commencing at the Northwest corner of said Section 20; thence South a distance of 3055.80 feet, on the West Line of said Section 20, to the point of beginning; thence East a distance of 535.00 feet, at a right angle, to a point on the West line of the Southwest Quarter of said Section 20; thence North a distance of 570.00 feet, at a right angle, on the West line of the Southwest Quarter of said Section 20, to the point of beginning.

Tract 25:

Carol Ann Gehling

The West Half of Section 24, Township 102 North, Range 15 West, Mower County, Minnesota.

Tract 26:

Allen D. Hauge as general partner of the Hauge Family Limited Partnership dated June 7, 2012

Parcel 1

The Northwest Quarter of Section 18, Township 102 North, Range 14 West, except that part of the Northwest Quarter of the Northwest Quarter of Section 18, Township 102 North, Range 14 West, described as follows: Commencing at a point on the West line of said Quarter-Quarter Section 415 Feet South of the Northwest Corner thereof; thence East 415 Feet; thence South 398 Feet; thence West 415 Feet to the West line of said Quarter-Quarter Section; thence North 398 Feet to the point of beginning, Mower County, Minnesota.

Parcel 2

The South Half of Section 14, Township 102 North, Range 15 West, Mower County, Minnesota.

Parcel 3

The North Half of Section 23, Township 102 North, Range 15 West, Mower County, Minnesota.

Tract 27:

Lloyd H. Johnson and Janice E. Johnson, as Trustees of the Lloyd Johnson Living Trust Under Agreement Dated April 15, 2015 and Janice E. Johnson and Lloyd H. Johnson, as Trustees of the Janice E. Johnson Living Trust Under Agreement Dated April 15, 2015

The West Half of the Northwest Quarter of Section 36, Township 102 North, Range 15 West, Mower County, Minnesota.

Tract 28:

Gary D. Balmer, Trustee of the Revocable Trust of Gary D. Balmer dated December 27, 2013; and DeWitt Bank and Trust Co. Custodian FBO Gary D. Balmer IRA

The Northeast Quarter and the Northwest Quarter of the Southeast Quarter of Section 36, Township 102 North, Range 15 West, Mower County, Minnesota.

Tract 29:

Thomas W. Kjeer and Suzanne D Kjeer, as trustees of the Thomas William Kjeer Revocable Trust under Agreement dated December 17, 2019, and Suzanne D. Kjeer and Thomas W. Kjeer, as trustees of the Suzanne Dale Kjeer Revocable Trust under Agreement dated December 17, 2019, as tenants in common

The Northeast Quarter of Section 18, Township 102 North, Range 14 West, Mower County, Minnesota EXCEPT the following described land, to-wit:

A tract of land in the East one half of the Northeast Quarter of Section 18, Township 102 North, Range 14 West, Mower County, Minnesota, described as follows:

Commencing at the Northeast Corner of said Section 18; thence South 00 degrees 00 minutes 00 seconds West (assumed bearing) along the East line of said Northeast Quarter 1025.00 feet to the point of beginning; thence continuing South 00 degrees 00 minutes 00 seconds West 515.00 feet; thence South 90 degrees 00 minutes 00 seconds West 520.00 feet; thence North 00 degrees 00 minutes 00 seconds East 515.00 feet; thence North 90 degrees 00 minutes 00 seconds East 520.00 feet to the point of beginning.

Tract 30:

Ronald H. Weiss

Parcel 1

The South Half of the Northeast Quarter of Section 13, Township 102 North, Range 15 West, Mower County, Minnesota.

Parcel 2

The Northwest Quarter of Section 13, Township 102 North, Range 15 West, Mower County, Minnesota, EXCEPT the following described land, to-wit:

That part of the Northeast Quarter of the Northwest Quarter of Section 13, Township 102 North, Range 15 West, Mower County, Minnesota described as follows:

Commencing at the Northeast Corner of said Northeast Quarter of the Northwest Quarter; thence on an assumed bearing of North 90 degrees 00 minutes 00 seconds West 258.30 feet along the North line of said Northeast Quarter of the Northwest Quarter to the point of beginning; thence North 90 degrees 00 minutes 00 seconds West 470.17 feet along said North line; thence South 00 degrees 00 minutes 00 seconds West 277.94 feet; thence South 90 degrees 00 minutes 00 seconds East 470.17 feet; thence North 00 degrees 00 minutes 00 seconds East 277.94 feet to the point of beginning

Parcel 3

The North Half of the Northeast Quarter of Section 13, Township 102 North, Range 15 West, Mower County, Minnesota.

Tract 31:

Cerise Farms, FLP, a family limited partnership under the laws of the State of Minnesota

Parcel 1

The Southeast Quarter of Section 18, Township 102 North, Range 14 West, Mower County, Minnesota.

Parcel 2

The Northeast Quarter of Section 20, Township 102 North, Range 14 West, Mower County, Minnesota.

Tract 33

Southern Minnesota Municipal Power Agency

All that part of the abandoned Chicago, Milwaukee, St. Paul and Pacific Railroad Company’s right-of-way in the South Half of the Southwest Quarter (S1⁄2 SW1⁄4) of Section 7, Township 101 North, Range 15 West, Mower County, Minnesota, except that part thereof which lies Southwesterly of the centerline of the original main tract of said Railroad and West of the East 1050 feet of the said South Half of the Southwest Quarter.

Tract 34

Sue Dougan

The Southeast Quarter of Section 23, Township 102 North, Range 15 West, Mower County, Minnesota, save and except the South 435.60 feet of the West 700.00 feet of the Southwest Quarter of Section 23, Township 102 North, Range 15 West, Mower County, Minnesota.

Tract 36

Debra A. Kiefer as Trustee of the Trust Agreement of Debra A. Kiefer dated January 22, 2021

A strip of land 100 feet in width extending over and across the Southwest Quarter of Section 16, Township 101 North, Range 15 West of the Fifth Principal Meridian, said strip of land being 50 feet in width on each side of the center line of the main track (now removed) of the Minnesota and Northwestern Railroad Company (later the Chicago Great Western Railway Company, now the Chicago and North Western Transportation Company) as said main track center line was originally located and established over and across said Section 16.

Tract 37

ITC Midwest LLC

Parcel 1

The West 650 feet of the East 1,050 feet of the North 660 feet of the Northwest Quarter of Section 18, Township 101 North, Range 15 West of the 5th P.M., Mower County, Minnesota.

Parcel 2

All that part of the West 650 feet of the East 1,050 feet of the Southwest Quarter of Section 7, Township 101 North, Range 15 West of the 5th P.M., lying Southerly of the South right-of-way line of the Chicago, Milwaukee, St. Paul & Pacific Railroad, Mower County, Minnesota.

Tract 38

Carmen L. Start, Trustee of the Carmen L. Start Revocable Living Trust dated March 2, 2000, as to an undivided 1⁄2 interest; and Carmen L. Start and Thelma R. Start, as Trustees of the Thelma R. Start Revocable Living Trust dated March 14, 2000, as to an undivided 1⁄2 interest;

Southwest Quarter (SW1⁄4) of Section 16, Township 102 North, Range 14 West, Mower County, Minnesota.

Tract 40

Clarence B. Arndorfer and Joyce M. Arndorfer, as tenants in common, by way of 461938, 613208, and 643399

North Half of the Southwest Quarter of Section 36, Township 102 North, Range 15 West, Mower County, Minnesota.

Tract 41

Parcel 1: R & R Brincks Land Mgmt, LLC, an Iowa limited liability company

Parcel 2: Nancy J. Matthews, Gina Struckmann and James Struckmann, as joint tenants, by way of Document Nos. 602749 and 605050

Southeast Quarter and the Northeast Quarter of the Southwest Quarter of Section 17, Township 102 North, Range 14 West, Mower County, Minnesota.

Now known as the following legal description:

Parcel 1: The Southeast Quarter and the Northeast Quarter of the Southwest Quarter of Section 17, Township 102 North, Range 14 West of the 5th PM, Mower County, Minnesota, EXCEPT a parcel of land described as follows:

Commencing at the Southeast corner of the Southeast Quarter of Section 17, Township 102 North, Range 14 West, Mower County, Minnesota, thence westerly along the southerly boundary a distance of 622 feet to the point of beginning; thence northerly parallel to the easterly boundary of said Southeast Quarter, a distance of 250 feet; thence west parallel to the southerly boundary of the Southeast Quarter a distance of 331 feet; thence south parallel to the easterly boundary of the Southeast Quarter of said Section 17, a distance of 250 feet to the southerly boundary of the Southeast Quarter; thence easterly along the southerly boundary of the Southeast Quarter of said Section 17, a distance of 331 feet to the point of beginning.

Parcel 2: Commencing at the Southeast corner of the Southeast Quarter of Section 17, Township 102 North, Range 14 West, Mower County, Minnesota, thence westerly along the southerly boundary a distance of 622 feet to the point of beginning; thence northerly parallel to the easterly boundary of said Southeast Quarter, a distance of 250 feet; thence west parallel to the southerly boundary of the Southeast Quarter a distance of 331 feet; thence south parallel to the easterly boundary of the Southeast Quarter of said Section 17, a distance of 250 feet to the southerly boundary of the Southeast Quarter; thence easterly along the southerly boundary of the Southeast Quarter of said Section 17, a distance of 331 feet to the point of beginning.

Tract 42

Parcel 1: LuAnn E. Ziemer and Linette E. Heimbuch, as tenants in common, by way of Document Nos. 512352, 580015, 580016, 580020, and 610392

Parcel 2: Andrew P. Marx and Peggy Marx, husband and wife, and Peter R. Marx and Joan C. Marx, husband and wife, as joint tenants

Southeast Quarter of Section 13, Township 102 North, Range 15 West, Mower County, Minnesota.

Now known as the following legal description:

Parcel 1: The Southeast Quarter of Section 13, Township 102 North, Range 15 West, Mower County, Minnesota, EXCEPT:

That part of the Southeast Quarter of Section 13, Township 102 North, Range 15 West, Mower County, Minnesota, described as follows: Commencing at the southeast corner of the Southeast Quarter of said Section 13; thence North 01 degree 05 minutes 10 seconds West, assumed bearing, along the east line of said Southeast Quarter, 1234.57 feet for the point of beginning; thence South 89 degrees 39 minutes 55 seconds West, 812.58 feet; thence South 40 degrees 20 minutes 13 seconds West, 52.52 feet; thence South 01 degree 05 minutes 10 seconds East, 218.01 feet; thence South 88 degrees 54 minutes 50 seconds West, 266.99 feet; thence North 01 degree 05 minutes 10 seconds West, 541.39 feet; thence North 88 degrees 54 minutes 50 seconds East, 427.00 feet; thence South 01 degree 05 minutes 10 seconds East, 218.00 feet; thence North 88 degrees 54 minutes 50 seconds East, 687.26 feet to the east line of said Southeast Quarter; thence South 01 degree 05 minutes 10 seconds East, along said east line, 76.66 feet to the point of beginning.

Parcel 2: That part of the Southeast Quarter of Section 13, Township 102 North, Range 15 West, Mower County, Minnesota, described as follows: Commencing at the southeast corner of the Southeast Quarter of said Section 13; thence North 01 degree 05 minutes 10 seconds West, assumed bearing, along the east line of said Southeast Quarter, 1234.57 feet for the point of beginning; thence South 89 degrees 39 minutes 55 seconds West, 812.58 feet; thence South 40 degrees 20 minutes 13 seconds West, 52.52 feet; thence South 01 degree 05 minutes 10 seconds East, 218.01 feet; thence South 88 degrees 54 minutes 50 seconds West, 266.99 feet; thence North 01 degree 05 minutes 10 seconds West, 541.39 feet; thence North 88 degrees 54 minutes 50 seconds East, 427.00 feet; thence South 01 degree 05 minutes 10 seconds East, 218.00 feet; thence North 88 degrees 54 minutes 50 seconds East, 687.26 feet to the east line of said Southeast Quarter; thence South 01 degree 05 minutes 10 seconds East, along said east line, 76.66 feet to the point of beginning.

Tract 43

Parcel 1: Shauna J. Schlichter, Sherri Miller, and Scott Hanson, subject to the life estate of Donald L. Hanson and Constance P. Hanson, by way of 404676, 542989, 628036, and 628037

Parcel 2: Matthew S. Ulwelling and April Ulwelling, as joint tenants

East Half of the Northeast Quarter and the North Half of the Southeast Quarter of Section 5, Township 101 North, Range 15 West, Mower County, Minnesota.

Now known as the following legal description:

Parcel 1:

East Half of the Northeast Quarter and the North Half of the Southeast Quarter of Section 5, Township 101 North, Range 15 West, Mower County, Minnesota, EXCEPT that part of the Southeast Quarter Northeast Quarter of Section 5, Township 101 North, Rage 15 West, Mower County, Minnesota, described as follows: Beginning at the southeast corner of the Northeast Quarter of said Section 5; thence North 01°09’13” West on an assumed bearing on the east line of said Northeast Quarter, a distance of 729.89 feet; thence South 88°54’16” West, a distance of 753.64 feet; thence South 02°49’33” East, a distance of 732.94 feet to the south line of said Northeast Quarter; thence North 88°41’39” East, a distance of 732.26 feet to the point of beginning.

Parcel 2:

That part of the Southeast Quarter Northeast Quarter of Section 5, Township 101 North, Rage 15 West, Mower County, Minnesota, described as follows: Beginning at the southeast corner of the Northeast Quarter of said Section 5; thence North 01°09’13” West on an assumed bearing on the east line of said Northeast Quarter, a distance of 729.89 feet; thence South 88°54’16” West, a distance of 753.64 feet; thence South 02°49’33” East, a distance of 732.94 feet to the south line of said Northeast Quarter; thence North 88°41’39” East, a distance of 732.26 feet to the point of beginning.

Tract 44

Hjelmeland Family Trust dated October 13, 2016 by way of Document Nos. 332170 and 629510

Southwest Quarter of Section 23, Township 102 North, Range 15 West, Mower County, Minnesota.

Tract 45

Earl Kiefer and Susan M. Kiefer, as joint tenants, subject to the life estate of Lucille A. Kiefer, by way of Document Nos. 399977, 480398, 487833, and 525316

That part of the West Half of Section 9, Township 101 North, Range 15 West, Mower County, Minnesota, lying East of the right of way of the Chicago, Great Western Railroad Company and North of the North line of the Town Plat of Taopi (which plat is recorded in Book 1 of Plats, page 42, in the office of the Register of Deeds of said County) and of said line extended.

Tract 46

Herb Kiefer and Ruth A. Kiefer, Trustees, or their successors in trust, under the Herb Kiefer Revocable Living Trust, dated April 20, 2015 an undivided one-half interest and to Ruth A. Kiefer and Herb Kiefer, Trustees, or their successors in trust, under the Ruth A. Kiefer Revocable Living Trust, dated April 20, 2015 an undivided one-half interest as Tenants in Common, by way of Document Nos. 422197, 509726, and 620057

South Half of the Southwest Quarter and the South Half of the North Half of the Southwest Quarter of Section 4, Township 101 North, Range 15 West, Mower County, Minnesota.

The Southeast Quarter of Section 4, Township 101 North, Range 15 West, Mower County, Minnesota EXCEPT the following described tract: The East 480 feet of the North 375 feet of the Southeast Quarter of the Northeast Quarter of the Southeast Quarter of Section 4, Township 101 North, Range 15 West, Mower County, Minnesota.

Tract 47

Darlene L. Maley, as Trustee of the Ronald M. Maley Trust dated February 10, 1997, as amended on August 23, 2000, as to an undivided 80.9586%; and Darlene L. Maley, as Trustee of the Darlene L. Maley Trust under Agreement dated February 10, 1997, as amended on August 23, 2000, as to an undivided 19.0414%

The North Half of the Northeast Quarter; and the Southwest Quarter of the Northeast Quarter; and the North Half of the Northwest Quarter; and the Southeast Quarter of the Northwest Quarter; all in Section 25, Township 102 North, Range 15 West, Mower County, Minnesota; EXCEPT an 8.02 acre parcel more particularly described as:

Beginning at a point on the North line of the Northwest Quarter of said Section 25, Township 102 North, Range 15 West, which point is 1715.71 feet East of the Northwest Corner thereof; thence East 408.0 feet on the North line of said quarter section; thence Southerly 858.0 feet at a deflection angle of 87 degrees 35 minutes right; thence West 408.0 feet at a deflection angle of 92 degrees 25 minutes right; thence Northerly 858.0 feet at a deflection angle of 87 degrees 35 minutes right to the place of beginning; being a part of the Northeast Quarter of the Northwest Quarter of Section 25, Township 102 North, Range 15 West, Mower County, Minnesota.

Tract 48

Sue Ann Dougan

Southeast Quarter of Section 20, Township 102 North, Range 14 West, Mower County, Minnesota; except the following described land, to-wit:

That part of the Northeast Quarter of the Southeast Quarter of Section 20, Township 102 North, Range 14 West, Mower County, Minnesota, described as follows: Commencing at the Northeast Comer of said Northeast Quarter of the Southeast Quarter being an in place Cast Iron Monument; thence on an assumed baring of South along the East line of said Northeast Quarter of the Southeast Quarter 48.35 feet to a 1/2 inch inside diameter iron pipe with a plastic cap stamped “RLS 21940” (IRON PIPE) and the point of beginning; thence South 88 degrees 58 minutes 30 seconds West 315.92 feet to an IRON PIPE; thence South 1034.12 feet to an IRON PIPE; thence North 88 degrees 58 minutes 30 seconds East 315.92 feet to an IRON PIPE on the East line of said Northeast Quarter of the Southeast Quarter; thence North along said East line 1034.12 feet to the point of beginning, Mower County, Minnesota.

Tract 49

Pat Weiss

The Southwest Quarter of Section 18, Township 102 North, Range 14 West, Mower County, Minnesota.

Tract 50

Denny M. Wessels and Deborah L. Wessels, Trustees of the Denny M. Wessels Trust dated January 10, 1996 and any amendments thereto, a one half undivided interest and Denny M. Wessels and Deborah L. Wessels, Trustees of the Deborah L. Wessels Trust dated January 10, 1996 and any amendments thereto, a one half undivided interest, by way of Document Nos. 469165, 628123, 628124, and 628125

The West Half of the Southeast Quarter of Section 33, Township 102 North, Range 15 West, Mower County, Minnesota.

Tract 51

William P. Winkels by way of Document Nos. 309276, 371218, and 556135

The Northwest Quarter of Section 8, Township 101 North, Range 15 West, Mower County, Minnesota.

Tract 52

Betty Wood by way of Document No. 403711, 403712, and 551281

Southwest Quarter of the Southeast Quarter of Section 7, Township 101 North, Range 15 West, lying North of the right-of-way of Trunk Highway No. 56.

Tract 53

Brincks Enterprises, Inc. by way of 382800, 401552, and 415584

North Half of the Northwest Quarter of Section 20, Township 102 North, Range 14 West, Mower County, Minnesota.

Tract 54

James M. Bustad and Amalia S. Bustad, Trustees of the James M. Bustad Revocable Trust U/A dated 11/25/1996, an undivided one-half interest and James M. Bustad and Amalia S. Bustad, Trustees of the Amalia S. Bustad Revocable Trust U/A dated 11/25/1996, an undivided one-half interest as Tenants-in-Common, by way of Document Nos. 316057, 416543, 416544, 449387, 449388, 505878, and 505879.

East Half of the Southeast Quarter of Section 34, Township 102 North, Range 15 West, Mower County, Minnesota.

Tract 55

Parcel 1: Michael L. Bustad and Deanna R. Bustad, as tenants in common

Parcel 2: Michael L. Bustad and Deanna R. Bustad, as tenants in common

Parcel 1:

Southwest Quarter of the Northwest Quarter of the Northwest Quarter and the North Half of the Northwest Quarter of the Southwest Quarter of the Northwest Quarter of Section 35, Township 102 North, Range 15 West, Mower County, Minnesota.

Parcel 2:

South Half of the Southeast Quarter in Section 35, Township 102 North, Range 15 West, Mower County, Minnesota.

Tract 56

Arvin Christensen Family Trust as created by the Arvin Andrew Christensen Living Trust UTA dated September 18, 2013, and Dorothy Ann Christensen, by way of Document Nos. 332158, 332159, 401110, 422050, 422051, 526832, 549499, 608493, 635979, and 635981

The West One-Half of the Southwest Quarter and the Southeast Quarter of the Southwest Quarter of Section 17, Township 102 North, Range 14 West, Mower County, Minnesota.

Tract 57

Parcel 1: Jeral L. Cornwell and Jeral L. Cornwell, or successor Trustee, as Trustee of the Barbara A. Cornwell Revocable Family Trust UTA 12/29/11 an undivided 1⁄2 interest, by way of 272525, 459332, 594509, 610308, 610311, 610312, and 655307

Parcel 2: Jeral L. Cornwell and Jeral L. Cornwell, or successor Trustee, as Trustee of the Barbara A. Cornwell Revocable Family Trust UTA 12/29/11 an undivided 1⁄2 interest, by way of 312978, 312979, 312980, 322511, 322512, 459332, 594509, 610308, 610311, and 655307

Parcel 3: Jeral L. Cornwell; Jeral L. Cornwell, or successor Trustee, as Trustee of the Barbara A. Cornwell Revocable Family Trust UTA 12/29/11, an undivided 1⁄2 interest, by way of 312978, 312979, 312980, 368233, 374090, 412266, 412290, 459332, 594509, 610308, 610311, and 655307

Parcel 4: Jeral L. Cornwell and Barbara A. Cornwell by way of 312978, 312979, 312980, 363577, 459332, 594509, and 624155

Parcel 1:

Southeast Quarter of Section 25, Township 102 North, Range 15 West of the 5th Principal Meridian, Mower County, Minnesota.

Parcel 2:

South Half of the Southwest Quarter and the Northeast Quarter of the Southwest Quarter of Section 25, Township 102 North, Range 15 West of the 5th Principal Meridian, Mower County, Minnesota.

Parcel 3:

Southwest Quarter of the Northwest Quarter of Section 25, Township 102 North, Range 15 West of the 5th Principal Meridian, Mower County, Minnesota,

EXCEPTING THEREFROM the following described tract of land: Commencing at the Northwest corner of the Northwest Quarter of said Section 25; thence South a distance of 1628.00 feet, on the West line of the Northwest Quarter of said Section 25, to the point of beginning; thence East a distance of 575.00 feet, at a right angle; thence South a distance of 430.00 feet, at a right angle; thence West a distance of 575.00 feet, at a right angle, to a point on the West line of said Northwest Quarter; thence North a distance of 430.00 feet, at a right angle, on the West line of said Northwest Quarter, to the point of beginning.

Parcel 4:

Northwest Quarter of the Southwest Quarter of Section 25, Township 102 North, Range 15 West of the 5th Principal Meridian, Mower County, Minnesota.

Tract 58

Terry Lynn Doocy and Susan Kay Doocy, as Joint Tenants, by way of Document No. 440454.

That part of the Northeast Quarter of the Southeast Quarter of Section 20, Township 102 North, Range 14 West, Mower County, Minnesota, described as follows: Commencing at the Northeast corner of said Northeast Quarter of the Southeast Quarter being an in place Cast Iron Monument; thence on an assumed bearing of South along the East line of said Northeast Quarter of the Southeast Quarter 48.35 feet to a 1/2 inch inside diameter iron pipe with a plastic cap stamped “RLS 21940” IRON PIPE and the point of beginning; thence South 88°58°’30” West 315.92 feet to an IRON PIPE; thence South 1034.12 feet to an IRON PIPE; thence North 88°58’30” East 315.92 feet to an IRON PIPE on the East line of said Northeast Quarter of Southeast Quarter; thence North along said East line 1034.12 feet to the point of beginning, Mower County, Minnesota.

Tract 59

Sue A. Dougan by way of Document Nos. 372362, 449474, and 468973

Northeast Quarter and the East Half of the Northwest Quarter of Section 14, Township 102 North, Range 15 West, Mower County, Minnesota,

LESS AND EXCEPT a tract of land in the Northwest Quarter of the Northeast Quarter and the Northeast Quarter of the Northwest Quarter of said Section 14, described as follows: Commencing at the Northeast corner of said Section 14; thence West 2180.00 feet along the North line of said Section 14 to the point of beginning; thence continuing West 485.00 feet along said North line of Section 14; thence South 500.00 feet perpendicular to said North line of Section 14; thence East 485.00 feet parallel to said North line of Section 14; thence North 500.00 feet perpendicular to said North line of Section 14 to the point of beginning.

Tract 60

Daniel A. Drees and Carol L. Drees, as joint tenants

Northwest Quarter of the Northwest Quarter of the Southwest Quarter of Section 34, Township 102 North, Range 15 West, Mower County, Minnesota.

Tract 61

Robert J. Hanson and Sharon L. Hanson, husband and wife, as joint tenants with rights of survivorship and not as tenants in common

All that part of the Northwest Quarter and the Northwest Quarter of the Southwest Quarter of Section 9, Township 101 North, Range 15 West of the 5th P.M., Mower County, Minnesota, being West of the right of way of the Chicago Great Western Railroad Company.

Tract 62

John M. Hoffman and Tabitha S. Hoffman, as joint tenants

That part of the Northeast Quarter of the Northwest Quarter of Section 13, Township 102 North, Range 15 West, Mower County, Minnesota described as follows:

Commencing at the Northeast Corner of said Northeast Quarter of the Northwest Quarter; thence on an assumed bearing of North 90 degrees 00 minutes 00 seconds West 258.30 feet along the North line of said Northeast Quarter of the Northwest Quarter to the point of beginning; thence North 90 degrees 00 minutes 00 seconds West 470.17 feet along said North line; thence South 00 degrees 00 minutes 00 seconds West 277.94 feet; thence South 90 degrees 00 minutes 00 seconds East 470.17 feet; thence North 00 degrees 00 minutes 00 seconds East 277.94 feet to the point of beginning.

Tract 63

Leonard H. Jacobson and Nancie J. Jacobson, as joint tenants by way of 329784

That part of the Northwest Quarter of the Northwest Quarter of Section 18, Township 102, Range 14 described as follows: Commencing at a point on the West line of said quarter-quarter section 415 feet South of the Northwest corner thereof; thence East 415 feet; thence South 398 feet; thence West 415 feet to the West line of said quarter-quarter section; thence North 398 feet to the point of beginning, Mower County, Minnesota.

Tract 64

Lloyd H. Johnson and Janice E. Johnson, as Trustees of the Lloyd Johnson Living Trust Under Agreement Dated April 15, 2015; and Janice E. Johnson and Lloyd H. Johnson, as Trustees of the Janice E. Johnson Living Trust Under Agreement Dated April 15, 2015, by way of Document Nos. 300919 and 619732

The Northeast Quarter of the Northeast Quarter of Section 35, Township l02 North, Range 15 West of Mower County, Minnesota, EXCEPT the West two rods thereof.

Tract 65

Morten W. Kellogg and Marlene C. Kellogg, as joint tenants, by way of 281949, 409508, 410397, and 450754

All that part of the South Half of the Southeast Quarter Section 28, Township 102 North Range 15 West of the 5th Principal Meridian, Mower County, Minnesota; described as follows:

Commencing at the southeast corner of the Southeast Quarter of said Section 28; thence North 90°00’00” West a distance of 330.00 feet, on an assumed bearing on the South line of said Southeast Quarter Section 28; thence North 00°18’57” West a distance of 148.50 feet; thence North 90°00’00” West a distance of 20.50 feet; thence North 00°18’57” West a distance of 48.00 feet; thence North 90°00’00” West a distance of 165.30 feet; thence North 00°18’57” West a distance of 716.26 feet; thence North 90°00’00” East a distance of 515.80 feet, to a point on the east line of said Southeast Quarter Section 28; thence South 00°18’57” East a distance of 912.76 feet, on the east line of said Southeast Quarter Section 28, to the point of beginning.

Tract 66

Wayne F. Kiefer a/k/a Wayne Francis Kiefer, by way of Document Nos. 509726, 610196, and 610197

The East 480 feet of the North 375 feet of the Southeast Quarter of the Northeast Quarter of the Southeast Quarter of Section 4, Township 101 North, Range 15 West, Mower County, Minnesota.

Tract 67

Betty L. Kirtz, subject to the interest of William J. Kirtz, as purchaser in contract for deed dated November 3, 2004, filed December 10, 2004, as Document No. 535421 by way of 356223, 404191, 404677, 457674, 535421, 569402, 594907, 635272, 635273, 635275, 635276, and 635568

The Southwest Quarter of the Northeast Quarter and the South Half of the Northwest Quarter of Section 5, Township 101 North, Range 15 West, Mower County, Minnesota, LESS AND EXCEPT, a parcel of land more particularly described as follows:

Commencing at the Northwest corner of the South Half of the Northwest Quarter of said Section 5, thence South along the West line of said Section 5 for a distance of 300 feet; thence East, parallel to the North line of the South Half of the Northwest Quarter of said Section 5 for a distance of 300 feet; thence North, parallel to the West line of said Section 5 for a distance of 300 feet; thence West along the North line of the South Half of the Northwest Quarter of said Section 5, 300 feet to the point of beginning, FURTHER EXCEPT, a parcel of land described as follows: That part of the (fractional) Northwest Quarter of the Northwest Quarter and that part of the Southwest Quarter of the Northwest Quarter of said Section 5, Township 101 North, Range 15 West, Mower County, Minnesota, described as follows: Commencing at the Northwest Corner of said Northwest Quarter Northwest Quarter; thence South 01 degrees 07 minutes 05 seconds East (assumed bearing) along the West line of said Northwest Quarter Northwest Quarter, 1239.93 feet to the point of beginning of the tract of land to be herein described; thence North 89 degrees 44 minutes 00 seconds East, 413.00 feet; thence South 00 degrees 03 minutes 42 seconds West, 340.00 feet; thence South 89 degrees 44 minutes 17 seconds West, 406.00 feet to the West line of said Southwest Quarter Northwest Quarter; thence North 01 degrees 07 minutes 05 seconds West along said West line and along said West line of said Northwest Quarter Northwest Quarter, 340.00 feet to the point of beginning.

Tract 68

Nancy J. Matthews, Gina Struckmann and James Struckmann, as joint tenants, by way of Document Nos. 602749 and 605050

Commencing at the Southeast corner of the Southeast Quarter of Section 17, Township 102 North, Range 14 West, Mower County, Minnesota; thence westerly along the southerly boundary a distance of 622 feet to the point of beginning; thence northerly parallel to the easterly boundary of said Southeast Quarter, a distance of 250 feet; thence west parallel to the southerly boundary of the Southeast Quarter a distance of 331 feet; thence south parallel to the easterly boundary of the Southeast Quarter of said Section 17, a distance of 250 feet to the southerly boundary of the Southeast Quarter; thence easterly along the southerly boundary of the Southeast Quarter of said Section 17, a distance of 331 feet to the point of beginning.

Tract 69

Merz Farms Family Limited Liability Limited Partnership, a partnership under the laws of Minnesota

The Southwest Quarter of the Southwest Quarter of the Northwest Quarter of Section 34, Township 102 North, Range 15 West, Mower County, Minnesota.

Tract 70

Mark M. Mills, by way of Document Nos. 576770, 582101, and 584537

The East Half of the Southwest Quarter and the West Half of the Southeast Quarter, all in Section 27, Township 102 North, Range 15 West, EXCEPTING the four and one-half acres of the Southwest Quarter, Section 27, Township 102 North, Range 15 West, Mower County, Minnesota.

Tract 71

Minnesota Family Farms Cooperative, a Minnesota cooperative

All that part of the Southwest Quarter of Section 20, Township 102 North, Range 14 West, Mower County, Minnesota, described as follows:

Commencing at the Northwest corner of said Section 20; thence South a distance of 3055.80 feet, on the West line of Section 20, to the point of beginning; thence East a distance of 535.00 feet, at a right angle; thence South a distance of 570.00 feet, at a right angle; thence West a distance of 535.00 feet, at a right angle, to a point on the West line of the Southwest Quarter of said Section 20; thence North a distance of 570.00 feet, at a right angle, on the West line of the Southwest Quarter of said Section 20, to the point of beginning.

Tract 72

Craig M. Mueller and Rose M. Mueller, as joint tenants

The South Half of the Southwest Quarter of Section 5, Township 101, Range 15 in Mower County, Minnesota.

Tract 73

Kelly Oxley and LaRae Oxley, as tenants-in-common, by way of Document Nos. 374955, 392095, 437116, 437117, 437651, 437652, 443198, 557933, 625690, 634919

Parcel 1:

Southeast Quarter of Section 32, Township 102 North, Range 15 West, Mower County, Minnesota, LESS AND EXCEPT a tract of land Commencing at the Southwest corner of said Southeast Quarter; thence North 88°53’18” East a distance of 361.93 feet, on an assumed bearing on the south line of said Southeast Quarter, to the point of beginning; thence North 00°33’51” West a distance of 514.11 feet; thence North 87°54’08” East a distance of 150.08 feet; thence South 00°33’51” East a distance of 516.70 feet, to a point on the south line of said Southeast Quarter; thence South 88°53’18” West a distance of 150.03 feet, on the south line of said Southeast Quarter, to the point of beginning,

LESS AND EXCEPT all that part of the Southwest Quarter Southeast Quarter Section 32, Township 102 North, Range 15 West, in Mower County, Minnesota described as follows:

Commencing at the southwest corner of the Southeast Quarter of said Section 32, thence North 88°53’18” East a distance of 361.93 feet on an assumed bearing on the South line of said Southeast Quarter; thence North 00°33’51” West a distance of 514.11 feet; thence North 87°54’08” East a distance of 150.08 feet, to the point of beginning; thence South 00°33’51” East a distance of 516.70 feet, to a point on the South line of said Southeast Quarter; thence North 88°53’18” East a distance of 440.23 feet on said South line; thence North 01°07’31” West a distance of 526.41 feet; thence South 87°36’25” West a distance of 435.28 feet, to the point of beginning.

Parcel 2:

All that part of the Southeast Quarter of Section 32, Township 102 North, Range 15 West, Mower County, Minnesota; described as follows:

Commencing at the Southwest corner of said Southeast Quarter; thence North 88°53’18” East a distance of 361.93 feet, on an assumed bearing on the south line of said Southeast Quarter, to the point of beginning; thence North 00°33’51” West a distance of 514.11 feet; thence North 87°54’08” East a distance of 150.08 feet; thence South 00°33’51” East a distance of 516.70 feet, to a point on the south line of said Southeast Quarter; thence South 88°53’18” West a distance of 150.03 feet, on the south line of said Southeast Quarter, to the point of beginning.

Tract 74

Kelly Oxley and LaRae Oxley as tenants-in-common, subject to the purchaser’s interest of Nathan R. Oxley and Makaya M. Oxley, as joint tenants, in the Contract for Deed dated October 14, 2018, filed 10/31/2018 as Document No. 642466, by way of 374955, 392095, 437116, 437117, 437651, 437652, 557933, 625690, 634919, and 642466

All that part of the Southwest Quarter Southeast Quarter Section 32, Township 102 North, Range 15 West, in Mower County, Minnesota described as follows:

Commencing at the southwest corner of the Southeast Quarter of said Section 32, thence North 88°53’18” East a distance of 361.93 feet on an assumed bearing on the South line of said Southeast Quarter; thence North 00°33’51” West a distance of 514.11 feet; thence North 87°54’08” East a distance of 150.08 feet, to the point of beginning; thence South 00°33’51” East a distance of 516.70 feet, to a point on the South line of said Southeast Quarter; thence North 88°53’18” East a distance of 440.23 feet on said South line; thence North 01°07’31” West a distance of 526.41 feet; thence South 87°36’25” West a distance of 435.28 feet, to the point of beginning.

Tract 75

Yvonne Presley

The Northeast Quarter of Section 28, Township 102 North, Range 15 West, Mower County, Minnesota.

Tract 76

Richard A. Schaufler and Karen K. Schaufler, as joint tenants, by way of Document Nos. 472992, 623046, and 634740.

Starting from a point 2,246 feet due North from the Southeast Corner of the East Half of Section 24, Township 102 North, Range 15 West, thence due West 429 feet, thence due North 305 feet, thence due East 429 feet, thence due South 305 feet to point of beginning, Mower County, Minnesota.

Tract 77

Kathleen A. Schneider

The South Half of the Southeast Quarter of Section 19, Township 102 North, Range 14 West, Mower County, Minnesota.

Tract 78

Tommy Stejskal a/k/a Thomas J. Stejskal, and Donna K. Stejskal, as joint tenants

The East Half of the Southeast Quarter and the Southwest Quarter of the Southeast Quarter of Section 12, Township 102 North, Range 15 West, Mower County, Minnesota.

Tract 79

James L. Swenson, by way of 396029 and 404464.

A tract of land in the Southeast Quarter of the Southwest Quarter and also in the Southwest Quarter of the Southeast Quarter of Section 27, Township 102 North, Range 15 West, Mower County, Minnesota described as follows:

Beginning at the South Quarter corner of said Section 27; thence West 335.00 feet along the South line of said Section 27; thence North perpendicular to said South line 470.00 feet; thence East parallel to said South line 415.00 feet; thence South perpendicular to said South line 470.00 feet to said South line of Section 27; thence West along said South line 80.00 feet to the point of beginning.

Tract 80

Erica C. Tangren and David Bennett Tangren, by way of Document Nos. 385551, 602550, and 623660

North 105 acres of the East Half of Section 24, Township 102 North, Range 15 West, Mower County, Minnesota.

Tract 81

Darin A. Voigt and Rebecca J. Voigt, as joint tenants

Commencing at the Southeast corner of Section 29, Township 102 North, Range 15 West, Mower County, Minnesota; thence North on the East line of said Section a distance of 598 feet; thence West on a line parallel with the South line of said Section a distance of 874 feet; thence South on a line parallel with the East line of said Section 598 feet to the South line of said Section; thence East on the South line of said Section a distance of 874 feet to the place of beginning.

Tract 82

David D. Voigt and Beth A. Voigt, as joint tenants, by way of Document Nos. 411255, 433400, 516357, 516359, 532982, and 546302

Northeast Quarter of Section 34, Township 102 North, Range 15 West, Mower County, Minnesota.

Tract 83

Michael E. Waksdahl and Laura A. Waksdahl, as joint tenants, by way of 497258 and 518569

Beginning at a point on the North line of the Northwest Quarter of Section 25, Township 102 North, Range 15 West, which point is 1715.71 feet East of the Northwest corner thereof, thence East 408.0 feet on the North line of said Quarter Section, thence Southerly 858.0 feet at a deflection angle of 87 degrees 35 minutes right, thence West 408.0 feet at a deflection angle of 92 degrees 25 minutes right, thence Northerly 858.0 feet at a deflection angle of 87 degrees 35 minutes right to the point of beginning, being a part of the Northeast Quarter of the Northwest Quarter of Section 25, Township 102 North, Range 15 West, Mower County, Minnesota.

Tract 84

Ronald H. Weiss by way of 392442 and 479924

The North Half of the Northeast Quarter of Section 13, Township 102 North, Range 15 West, Mower County, Minnesota.

4.	The following described real property, situate, lying and being in the County of Scott, to-wit:

Belle Plaine Service Center

Lot 1, Block 1, Chatfield Commercial Park First Addition, Scott County, Minnesota.

5.	The following described real property, situate, lying and being in the County of Stearns, to-wit:

Belgrade Service Center

Lot 1, Block 1, Energy Addition, according the plat and survey thereof on file and of record with the office of the Stearns County Recorder.

6.	The following described real property, situate, lying and being in the County of Washington, to-wit:

Raptor Substation

Lot 1, Block 1, Raptor Substation, Washington County, Minnesota.

7.	The following described real property, situate, lying and being in the County of Wright, to-wit:

Sherco Plant Buffer

Lot 3, and the Southeasterly Half of Lot 4, all in Block 6, Forest Bend, Wright County, Minnesota.

II. PROPERTIES IN THE STATE OF SOUTH DAKOTA

1.	The following described real property, situate, lying and being in the County of Minnehaha, to wit:

Sioux Falls Service Center Annex

The East 400 feet of Block 45 of Airport Addition to Sioux Falls, Minnehaha County, South Dakota, according to the recorded plat thereof, except Lot H-1 contained therein.

TRANSMISSION LINES OF THE COMPANY

IN THE STATE OF MINNESOTA

Line 0721

Renville County

Sections 1, 2, 11 & 12, Township 112 North, Range 33 West

Section 31, Township 113, Range 32

Sections 35 & 36, Township 113, Range 33

Line 0752

Stearns County

Section 31, Township 124 North, Range 35 West

Line 0780

Dakota County

Section 28, Township 27 North, Range 22 West

Line 0817

Washington County

Section 25, Township 28 North, Range 21 West

Line 0967

Blue Earth County

Section 1, Township 104 North, Range 29 West

Sections 1, 12, 13, 24, 25 & 36, Township 105 North, Range 29 West

Sections 6 & 7, Township 106 North, Range 28 West

Sections 1, 12, 13, 24, 25 & 36, Township 106 North, Range 29 West

Sections 3, 10, 15, 22, 25, 26, 27 & 36, Township 107 North, Range 29 West

Sections 2, 3, 8, 9, 10, 17, 19 & 20, Township 108 North, Range 28 West

Sections 24, 25, 26, 34 & 35, Township 108 North, Range 29 West

Section 31, Township 109, Range 26 West

Section 36, Township 109 North, Range 27 West

Faribault County

Sections 14, 15, 17, 18, 20, 21 & 22, Township 103 North, Range 28 West

Nicollet County

Section 2, Township 108 North, Range 28 West

Sections 31, 32, 33, 34, 35 & 36, Township 109 North, Range 27 West

Sections 35 & 36, Township 109 North, Range 28 West

Line 0968

Lincoln County

Section 2, Township 112 North, Range 46 West

Line 0969

Lincoln County

Section 2, Township 112 North, Range 46 West

Line 0984

Anoka County

Sections 3, 10 & 11, Township 30 North, Range 24 West

Section 36, Township 31 North, Range 24 West

Line 5312

Mower County

Sections 4, 7, 8, 9 & 18 Township 101 North, Range 15 West

Sections 23, 26, 27, 28 & 33, Township 102 North, Range 15 West

Line 5313

Freeborn County

Sections 7, 8, 16, 17, 21, 25, 26, 27, 28 & 36, Township 101, Range 20 West

Line 5409

Hennepin County

Section 18, Township 118 North, Range 22 West

Line 5576

Lincoln County

Section 2, Township 111 North, Range 46 West

Sections 2, 11, 14, 23, 24, 25, 26 & 35, Township 112 North, Range 46 West

Line 5702

St. Louis County

Sections 19, 20, 29, 32 & 33, Township 58 North, Range 20 West

IN THE STATE OF SOUTH DAKOTA

Line 0880

McCook County

Section 19 & 30, Township 102 North, Range 55 West

SCHEDULE B

Recording Information Regarding Supplemental and Restated Trust Indenture dated May 1, 1988

State of Minnesota

County	Date of Recording	Document Number	Book/Page
Anoka (Torrens)	11/29/1988	181145
Anoka (Abstract)	11/29/1988	832568
Benton (Abstract)	11/29/1988	190574
Blue Earth (Torrens)	11/28/1988	37394
Blue Earth (Abstract)	11/28/1988	304cr087
Brown (Abstract)	11/29/1988	251892
Carver (Torrens)	11/28/1988	59272
Carver (Abstract)	11/28/1988	101412
Chippewa (Abstract)	11/28/1988	208437	Book 124, Page 253
Chisago (Abstract)	11/28/1988	214037
Clay (Abstract)	11/28/1988	418408
Cottonwood (Abstract)	2/22/2021	290610
Crow Wing (Abstract)	2/10/2021	947277
Dakota (Torrens)	11/28/1988	210144
Dakota (Abstract)	11/28/1988	867502
Dodge (Torrens)	11/29/1988	1780
Dodge (Abstract)	11/29/1988	75435	Book 109, Page 814
Douglas (Abstract)	11/28/1988	94699
Freeborn (Abstract)	2/23/2021	547348
Goodhue (Torrens)	6/15/2020	T30240
Goodhue (Abstract)	11/28/1988	324383
Hennepin (Torrens)	11/23/1988	1977022
Hennepin (Abstract)	11/23/1988	5480278
Houston (Abstract)	11/28/1988	156468	Book 353, Page 444
Kandiyohi (Abstract)	11/28/1988	337360
Le Sueur (Abstract)	11/28/1988	212560
Lincoln (Abstract)	8/7/2015	2015-000887
Lyon (Abstract)	11/28/1988	72618	Book 273, Page 167
Martin (Abstract)	4/29/2015	2015R-424949
McLeod (Abstract)	11/29/1988	225742	Book 259, Page 425
Meeker (Abstract)	11/28/1988	226716	Book 579, Page 272
Morrison (Abstract)	4/28/2015	535016
Mower (Abstract)	11/29/1988	390965	Book 443, Page 475
Murray (Abstract)	11/28/1988	179222

B-1

Nicollet (Abstract)	11/28/1988	173585	Book 232, Page 280
Nobles (Abstract)	8/6/2015	A347946
Norman (Abstract)	11/29/1988	180366
Pipestone (Abstract)	11/29/1988	158524	Book 277, Page 311
Pope (Abstract)	11/28/1988	175439	Book 88, Page 31
Ramsey (Torrens)	11/28/1988	884195
Ramsey (Abstract)	11/28/1988	2470568
Redwood (Abstract)	11/28/1988	256933	Book 212, Page 713
Renville (Abstract)	11/29/1988	269077	Book 200, Page 46
Rice (Abstract)	11/29/1988	334010	Book 503, Page 69
Rock (Abstract)	8/24/2015	186849
Roseau (Abstract)	9/16/1991	198662	Book 373, Page 210
Scott (Torrens)	11/28/1988	44347
Scott (Abstract)	11/28/1988	253860
Sherburne (Torrens)	11/29/1988	11080
Sherburne (Abstract)	11/29/1988	224494
Sibley (Abstract)	11/28/1988	143383	Book 99, Page 261
Stearns (Abstract)	11/28/1988	649221
Steele (Abstract)	8/6/2015	A000403527
Wabasha (Abstract)	11/28/1988	185033	Book 149, Page 378
Waseca (Abstract)	11/29/1988	179370	Book 131, Page7
Washington (Torrens)	11/28/1988	93239
Washington (Abstract)	11/28/1988	588235
Watonwan (Abstract)	11/29/1988	154112
Winona (Torrens)	11/28/1988	323976
Winona (Abstract)	11/28/1988	323976
Wright (Torrens)	11/28/1988	7562
Wright (Abstract)	11/28/1988	450576	Book 218, Page 950
Yellow Medicine (Abstract)	11/29/1988	194226	Book 182, Page 566

State of North Dakota

County	Date of Recording	Document Number
Cass	11/28/1988	695915
Dickey	3/27/2019	189695
Grand Forks	11/29/1988	444310
Rolette	8/13/2015	64617
Stutsman	8/13/2015	214042
Traill	11/29/1988	131627
Ward	11/29/1988	669918

B-2

State of Iowa

County	Date of Recording	Document Number
Worth	3/25/2021	20210398

B-3